Filed with the Securities and Exchange Commission on June 27, 2022

1933 Act Registration File No. 333-264863

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[X] Pre-Effective Amendment No. 1

[   ] Post-Effective Amendment No.

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: AXS Chesapeake Strategy Fund – Class A, Class C and Class I

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

INVESTMENT MANAGERS SERIES TRUST II

AXS Managed Futures Strategy Fund
235 West Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

June 28, 2022

Dear Valued Shareholder:

I am writing to inform you about a transaction that will affect your investment in the AXS Managed Futures Strategy Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (the “Trust”). We are planning for the Acquired Fund to enter into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with the AXS Chesapeake Strategy Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a separate series of the Trust, that will provide for the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the subsequent distribution of the shares of the Acquiring Fund in liquidation of the Acquired Fund (the “Reorganization”). This document is an Information Statement/Prospectus and explains the details and the reasons for the Reorganization. The information presented in this Information Statement/Prospectus is important and we encourage you to read it.

The Reorganization is taking place because the Board of Trustees of the Trust believes that it is in best interest of the Acquired Fund and its shareholders to reorganize into the Acquiring Fund. As explained in greater detail in this document, the Reorganization is expected to permit Acquired Fund shareholders the opportunity to invest in a fund with a similar objective and strategies as the Acquired Fund and lower overall costs . In addition, over time combining the assets of the Acquired Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and economies of scale, perhaps lowering the Acquiring Fund’s total annual operating expense ratio as certain fixed fees are spread across a larger asset base (although cost reduction is not guaranteed).

In the Reorganization, each Acquired Fund shareholder will receive shares of each class of the Acquiring Fund corresponding to a class of shares of the Acquired Fund that such shareholder holds immediately prior to the Reorganization having the same aggregate net asset value as that of the Acquired Fund shares of that class that such shareholder holds immediately prior to the time of the Reorganization. Shares will be exchanged as follows:

AXS Managed Futures Strategy Fund		AXS Chesapeake Strategy Fund
Class A Shares	→	Class A Shares
Class C Shares	→	Class C Shares
Class I Shares	→	Class I Shares

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. After careful consideration, for the reasons discussed in the attached document, and based on the recommendation of the Acquired Fund’s investment advisor, AXS Investments LLC (“AXS”), the Board has approved the Reorganization.

This Information Statement/Prospectus is provided for information only. Rules under the Investment Company Act of 1940, as amended, permit a merger of affiliated funds without obtaining shareholder approval if certain conditions are met; therefore, you are not being asked to vote. You have two options as a shareholder of the Acquired Fund: (i) you may accept the Reorganization and your shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund; or (ii) you may redeem your shares of the Acquired Fund prior the date of the Reorganization which is expected to occur on July 22, 2022.

If you have any questions regarding the Reorganization, please do not hesitate to call 1-833-AXS-ALTS (1-833-297-2587). Thank you for your continuing investment in the Acquired Fund.

Sincerely,

Terrance Gallagher
President

AXS Managed Futures Strategy Fund

a series of Investment Managers Series Trust II (the “Trust”)
235 West Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

QUESTIONS AND ANSWERS

Question: What is happening? Why am I receiving this document?

Answer: At a meeting held on April 20 and 21, 2022, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the transfer of all of the assets of the AXS Managed Futures Strategy Fund (the “Acquired Fund”), a series of the Trust, to the AXS Chesapeake Strategy Fund (the “Acquiring Fund”), a separate series of the Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the subsequent distribution of those Acquiring Fund shares by the Acquired Fund in liquidation of the Acquired Fund (collectively, the “Reorganization”). Shares of each class of the Acquiring Fund will be distributed to shareholders holding the corresponding class of the Acquired Fund. The shares of the Acquiring Fund that you receive in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Acquired Fund immediately prior to the Reorganization. After the Reorganization takes place, only the Acquiring Fund will continue to operate.

This Information Statement/Prospectus is being provided to you by the Trust to provide information about the Reorganization and the Acquiring Fund. You are receiving this document because, as of May 5, 2022, you were a shareholder in the Acquired Fund.

The Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds.”

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to consolidate the Acquired Fund and the Acquiring Fund, separate series of the Trust, into a larger combined fund. AXS Investments LLC (“AXS” or the “Advisor”) recommended the Reorganization after considering the current assets of the Acquired Fund; the current investment advisory fees and operating expenses of each Fund (both before and after waivers and expense reimbursements); the compatibility of the investment objectives, policies and strategies of each Fund; the historical performance of each Fund, including the strong performance of the Acquiring Fund; and the potential for a combined Fund to grow and achieve economies of scale. In particular, AXS believes the Reorganization will provide Acquired Fund shareholders the opportunity to invest in a fund with a similar objective and strategies as the Acquired Fund and lower overall costs (inclusive of counterparty fees not reflected in the Funds’ fee tables) and potentially benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. Based on the recommendation of AXS, the Board has approved the Reorganization.

Question: How will the Reorganization work?

Answer: The Reorganization Agreement sets forth the key features of the Reorganization. The Reorganization Agreement provides for: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the number of full and fractional shares of each class of Acquiring Fund shares corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund attributable to that class of shares of the Acquired Fund immediately prior to the transfer, and (b) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; and (ii) the liquidating distribution by the Acquired Fund to its shareholders of each class of shares of the Acquiring Fund received in proportion to their respective holdings of the corresponding class of shares of the Acquired Fund.

i

The total net asset value of the shares of each class of the Acquiring Fund you receive will equal the total net asset value of the shares of the corresponding class of the Acquired Fund that you hold at the time of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization is generally not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. The Acquiring Fund will be the accounting survivor following the Reorganization.

Question: When is the Reorganization expected to occur?

Answer: The Reorganization is expected to be completed on or about July 22, 2022 (the “Closing Date”).

Question: How will the Reorganization affect my investment?

Answer: There are differences between the Acquired Fund and Acquiring Fund including (1) the principal investment strategies and risks, (2) the sub-advisors for the Acquired Fund and Acquiring Fund, and (3) the fee arrangements. Each of these differences is discussed in greater detail in the Information Statement/Prospectus.

Question: How do the Funds’ investment objectives and strategies compare?

Answer: The Acquired Fund and the Acquiring Fund are both managed futures funds and have similiar investment objectives and strategies. Each Fund is managed by AXS. The Funds are managed by different sub-advisors (each, a “Sub-Advisor”), each of which uses its own proprietary investment program to invest its respective Fund’s assets. Each Fund utilizes a wholly-owned subsidiary formed under the laws of the Cayman Islands (each, a “Subsidiary”) for investments in derivative instruments, including futures and swaps, and each Subsidiary is overseen by the respective Fund’s Sub-Advisor. An overview of the Funds’ investment objectives and strategies is set forth below:

	AXS Managed Futures Strategy Fund	AXS Chesapeake Strategy Fund
Investment Objective

Seeks capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Seeks long term capital appreciation.
Investment Strategies

The Acquired Fund pursues its investment objective primarily by investing directly or indirectly through its Subsidiary, in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) and/or derivative instruments such as swaps that provide exposure to such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio comprised of cash, cash equivalents, securities issued by the U.S. government with one year or less term to maturity and money market funds.

The Acquiring Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio comprised of cash, cash equivalents, securities issued by the U.S. government with one year or less term to maturity and money market funds (the “Fixed Income Portfolio”) and (ii) directly or indirectly in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global markets across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of futures, forwards, options, spot contracts and swaps (the “Futures Portfolio”). The Acquiring Fund either invests directly in those instruments, or indirectly by investing in a swap or in the Acquiring Fund’s Subsidiary, which itself may invest in such assets directly or indirectly.

Sub-Advisors	Ampersand Investment Management LLC (“Ampersand”) manages the Acquired Fund’s overall investment program, including management of the assets of the Subsidiary.	Chesapeake Capital Corporation (“Chesapeake”) manages the Acquiring Fund’s Futures Portfolio and the Subsidiary.

Please see the section entitled “Comparison of the Funds’ Investment Objectives, Principal Investment Strategies and Risks” for details about each Fund’s principal investment strategies.

Question: Who will manage the Acquiring Fund after the Reorganization?

Answer: AXS, the investment advisor to the Acquired Fund and Acquiring Fund, will continue to serve as the investment advisor to the Acquiring Fund following the Reorganization. However, each of the Acquired Fund and Acquiring Fund has a different sub-advisor (each with its own portfolio managers), as set forth in the following table, which is responsible for the day-to-day management of its Fund, subject to the oversight of AXS.

Acquired Fund	Acquiring Fund
AXS Managed Futures Strategy Fund Advisor: AXS Sub-advisor: Ampersand	AXS Chesapeake Strategy Fund Advisor: AXS Sub-advisor: Chesapeake

As investment advisor to the Acquiring Fund, AXS provides investment advisory services to the Acquired Fund and Acquiring Fund, including the oversight of the sub-advisors, ensuring quality control of the investment processes and monitoring and measuring the risk and return against appropriate benchmarks and peers. Following the Reorganization, AXS and Chesapeake will continue as investment advisor and sub-advisor, respectively, for the Acquiring Fund. Ampersand, the sub-advisor for the Acquired Fund, will not be involved in the management of the Acquiring Fund.

AXS and the Trust have received an order from the U.S. Securities and Exchange Commission (the “SEC”) that allows AXS to operate the Funds under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may hire or replace a sub-advisor, and modify any existing or future agreement with a sub-advisor, without obtaining shareholder approval (though a shareholder vote would still be required to replace AXS with another investment advisor).

Question: Will there be any changes to my fees and expenses as a result of the Reorganization?

Answer: The Funds’ fees and expenses compare as noted below. Although the total annual operating expenses after waivers for the Acquiring Fund are expected to be higher than the total annual operating expenses after waivers for the Acquired Fund, if counterparty fees associated with the over-the-counter derivatives that provide the Acquired Fund with exposure to its Managed Futures Program are taken into account, the overall costs (after waivers) of the Acquiring Fund are expected to be lower than the overall costs (after waivers) of the Acquired Fund. Counterparty fees are not reflected in the Acquired Fund’s fee table, but are included in the return of applicable derivative instruments and, therefore, represent an indirect cost of investing in the Acquired Fund.

Acquiring Fund Management Fee	Acquiring Fund Total Annual Fund Operating Expenses (Before Waivers)	Expense Limitation Agreement/ Acquiring Fund Total Annual Fund Operating Expenses (After Waivers)
The Acquiring Fund’s management fee is higher than the management fee for the Acquired Fund; however, effective upon completion of the Reorganization, AXS has agreed to reduce the Acquiring Fund’s management fee to match the management fee of the Acquired Fund.	The total annual fund operating expenses (before waivers) of the Acquiring Fund are expected to be lower than the total annual fund operating expenses (before waivers) of the Acquired Fund.	The Acquiring Fund is subject to higher expense limitations than the Acquired Fund and, therefore, the total annual operating expenses after waivers for the Acquiring Fund are expected to be higher than the total annual operating expenses after waivers for the Acquired Fund.[1,2]

[1]	AXS has contractually agreed to reimburse expenses incurred by the Acquired Fund to the extent that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) exceed 1.95%, 2.70% and 1.70% of the average daily net assets of the Acquired Fund’s Class A, Class C and Class I shares, respectively, until January 31, 2023. AXS is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquired Fund for a period ending three years after the date of the waiver or payment. The Acquired Fund acquired the assets and liabilities of the Equinox MutualHedge Futures Strategy Fund, a series of Northern Lights Fund Trust (the “Managed Futures Predecessor Fund”), on January 24, 2020. The Managed Futures Predecessor Fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox”), is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made by Equinox to the Managed Futures Predecessor Fund prior to the Managed Futures Predecessor Fund’s reorganization on January 24, 2020, for a period ending three years after the date of the waiver of payment. Following the Reorganization neither AXS nor Equinox will seek recoupment from the Acquiring Fund for fees waived or payments made by it to the Acquired Fund’s or the Managed Futures Predecessor Fund, respectively.

[2]	AXS has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) exceed 2.10%, 2.85% and 1.85% of the average daily net assets of the Acquiring Fund’s Class A, Class C and Class I shares, respectively, until December 17, 2023. If the Reorganization is completed, AXS has agreed to continue the current expense limitation arrangement of the Acquiring Fund for a period of two years following the Reorganization (which is expected to occur on July 22, 2022). AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. The Acquiring Fund acquired the assets and liabilities of the Equinox Chesapeake Strategy Fund, a series of Equinox Funds Trust (the “Chesapeake Predecessor Fund”), on November 8, 2019. The Chesapeake Predecessor Fund’s investment advisor, Equinox, is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Equinox to the Chesapeake Predecessor Fund prior to the Chesapeake Predecessor Fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment.

Question: How do the Funds’ purchase and redemption procedures and exchange policies compare?

Answer: The purchase and redemption procedures and exchange policies for the Acquired Fund are the same as those of the Acquiring Fund.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: Yes. The total return swaps used by the Acquired Fund to gain exposure to Managed Futures Programs will be closed out prior to the Reorganization and there will be costs associated with closing out those positions. These costs will be borne by the Acquired Fund.

Question: Will I have to pay any sales charge, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?

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Answer: No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization. In addition, your share ownership holding period will be carried forward to the Acquiring Fund for purposes of determining whether you would be required to pay any such fees in the event you redeem your shares following the Reorganization.

Question: What is the tax impact on my investment?

Answer: The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the U.S. federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: AXS may be deemed to have an interest in the Reorganization because it will continue as investment advisor to the Acquiring Fund following the Reorganization and will continue to receive fees from the Acquiring Fund for its services as investment advisor. Chesapeake may be deemed to have an interest in the Reorganization because it will continue as the investment sub-advisor to the Acquiring Fund and will continue to receive fees from AXS for its services as investment sub-advisor. In addition, shareholders of the Acquired Fund and Acquiring Fund may potentially benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund.

Question: Who is paying for the expenses related to the Reorganization?

Answer: Whether or not the Reorganization is consummated, AXS will pay the costs associated with the Reorganization. The costs and expenses to be borne by AXS include, without limitation: (a) expenses associated with the preparation and filing of the Information Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust and counsel to the Independent Trustees of the Trust; (f) any costs associated with meetings of the Funds’ Board of Trustees relating to the transactions contemplated herein; and (g) any additional costs that AXS may separately agree to in writing. The Acquired Fund and the Acquiring Fund will not bear any of the costs associated with the Reorganization.

Question: Why is no shareholder action necessary?

Answer: A vote of the shareholders of the Target Fund is not required to approve the Reorganization under Delaware law or under the Trust’s Declaration of Trust. Under Rule 17a-8 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Reorganization does not require a vote of the shareholders because:

(i)	the Acquired Fund does not have any policy that, pursuant to Section 13 of the 1940 Act, could not be changed without a vote of a majority of its outstanding voting securities, differs materially from a comparable policy of the Acquiring Fund;

(ii)	the Acquiring Fund’s advisory contract is not materially different from the advisory contract of the Acquired Fund (if the Reorganization is completed AXS has agreed to reduce the annual investment advisory fee it receives from the Acquiring Fund to match the annual investment advisory fee it receives from the Acquired Fund);

(iii)	the Independent Trustees of the Acquired Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring Fund; and

(iv)	after the Reorganization, the Acquiring Fund will not be authorized to pay fees under a Rule 12b-1 plan that are greater than fees authorized to be paid by the Acquired Fund under such a plan.

Question: How do the management and other service providers of the Funds compare?

Answer: Each Fund is overseen by the same Board of Trustees and officers. Listed in the chart below are other key service providers to the Funds, including the co-administrators, distributor, transfer agent, auditor and custodian. There will be no changes in these service providers following the Reorganization.

Co-Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 17th Street, Suite 1200 Denver, Colorado 80202
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

Question: Who do I call if I have questions?

Answer: Please call the Funds at 1-833-AXS ALTS (1-833-297-2587) for any questions you may have regarding this Information Statement/Prospectus.

The U.S. Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT MANAGERS SERIES TRUST II

235 West Galena Street

Milwaukee, Wisconsin 53212

PROSPECTUS FOR

AXS CHESAPEAKE STRATEGY FUND

a series of Investment Managers Series Trust II

DATED: June 28, 2022

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus is furnished to you as a shareholder of the AXS Managed Futures Strategy Fund (the “Acquired Fund”). After careful consideration, the Acquired Fund’s investment adviser, AXS Investments LLC (“AXS” or the “Advisor”) has recommended, and the Board of Trustees of the Trust (the “Board”) has approved, an Agreement and Plan of Reorganization (the “Reorganization Agreement”) for the reorganization of the Acquired Fund into the AXS Chesapeake Strategy Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquired Fund and the Acquiring Fund are each a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”). The Trust is an open-end management investment company organized as a Delaware statutory trust.

The Acquired Fund and the Acquiring Fund have similar investment objectives, investment strategies, investment restrictions and investment risks. AXS is the investment advisor to the Acquired Fund and the Acquiring Fund and there will be no change in investment advisor following the Reorganization. However, each of the Acquired Fund and Acquiring Fund has a different sub-advisor (each with its own portfolio managers), which is responsible for the day-to-day management of its Fund, subject to the oversight of AXS.

Throughout this document, we are referring to this transaction as the “Reorganization.” For purposes of this Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Acquired Fund. The Acquired Fund and Acquiring Fund are sometimes referred to as a “Fund” or together, as the “Funds.”

The Board, on behalf of the Acquired Fund and Acquiring Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund and Acquiring Fund would not be diluted as a result of the Reorganization.

The following documents have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus (which means these documents are considered legally to be part of this Information Statement/Prospectus):

●	Prospectus and Statement of Additional Information of the Acquired Fund and Acquiring each dated February 1, 2022, filed via EDGAR on January 31, 2022 (Accession No. 0001398344-22-001357);

●	Annual Report to Shareholders of the Acquired Fund and Acquiring Fund dated September 30, 2021, filed via EDGAR on December 1, 2021 (Accession No. 0001398344-21-023167); and

●	Semi-Annual Report to Shareholders of the Acquired Fund and Acquiring Fund dated March 31, 2022, filed via EDGAR on June 9, 2022 (Accession No. 0001398344-22-011767 ).

The Acquired Fund’s and Acquiring Fund’s Prospectus dated February 1, 2022, Annual Report to Shareholders for the fiscal year ended September 30, 2021, containing audited financial statements, and Semi-Annual Report to Shareholders for the period ended March 31, 2022, containing unaudited financial statements, have been previously mailed to shareholders of the applicable Funds. These documents are available, free of charge, on the Funds’ website at www.axsinvestments.com, by calling 1-833-AXS ALTS (1-833-297-2587) or writing to the Funds c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, Wisconsin 53212. These documents are also available, free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Acquired Fund and constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference. Additional information is set forth in the Statement of Additional Information dated June 28, 2022, related to this Information Statement/Prospectus, which is also incorporated by reference into this Information Statement. This Information Statement/Prospectus will be mailed on or about July 1, 2022, to shareholders of record of the Acquired Fund as of May 5, 2022 (the “Record Date”).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

Table of Contents

I.	Information About the Funds and the Reorganization	4
A.	Overview	4
B.	Comparison Fee Tables and Examples	5
C.	Comparison of the Funds’ Investment Objectives, Principal Investment Strategies and Risks	11
D.	Comparison of Investment Restrictions	18
E.	Comparison of Investment Advisory Agreement and Portfolio Managers for the Acquired Fund and Acquiring Fund	19
F.	Information on Shareholder Rights	24
G.	Comparison of Distribution, Purchase and Redemption Procedures, Rule 12b-1 Distribution Plan and Shareholder Service Fee	25
H.	Key Information About the Reorganization	26
I.	Comparison of Performance Information	32
II.	Miscellaneous Information	35
A.	Cost of Reorganization	35
B.	Shares Outstanding, Principal Shareholders and Control Persons	35
C.	Interest of Certain Persons in the Transaction	36
D.	Shareholder Proposals	36
E.	Legal Matters	37
F.	Independent Registered Public Accounting Firm	37
G.	Information Filed with the SEC	37
	APPENDIX A – Form of Agreement and Plan of Reorganization	A-1
	APPENDIX B – Principal Risks of the Funds	B-1
	APPENDIX C – More Information about the Acquiring Fund	C-1
	APPENDIX D – Consolidated Financial Highlights of the Acquired Fund	D-1
	APPENDIX E – Supplemental Financial Information	E-1

I.	Information About the Funds and the Reorganization

A.	Overview

Based on the recommendation of AXS Investments LLC (“AXS”), the investment advisor for the Acquired Fund and Acquiring Fund, the Board has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the subsequent distribution of those shares of the Acquiring Fund by the Acquired Fund in liquidation of the Acquired Fund (collectively, the “Reorganization”). The Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds.” The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. The Board discussed and approved the Reorganization at a meeting held on April 20 and 21, 2022.

AXS recommended the Reorganization based on its review of the following: the investment objectives and strategies of the Funds; the current assets of the Acquired Fund; the current management fees and operating expenses of each Fund (both before and after waivers and expense reimbursements); the compatibility of the investment objectives, policies and strategies of each Fund; the historical performance of each Fund, including the strong performance of the Acquiring Fund; and the potential for a combined Fund to grow and achieve economies of scale. In particular, AXS believes the Reorganization will provide Acquired Fund shareholders the opportunity to invest in a fund with a similar objective and strategies as the Acquired Fund and lower overall costs (inclusive of counterparty fees not reflected in the Funds’ fee tables (see “Comparison Fee Tables and Examples” below)). In addition, over time combining the assets of the Acquired Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and economies of scale, perhaps lowering the Acquiring Fund’s total annual operating expense ratio as certain fixed fees are spread across a larger asset base. Based on the recommendation of AXS, the Board of Trustees of the Trust has approved the Reorganization.

After the Reorganization, AXS will continue to serve as the Acquiring Fund’s investment advisor. However, the sub-advisors managing the Acquired Fund and the Acquiring Fund (and their portfolio managers) are different, and Chesapeake Capital Corporation (“Chesapeake”) will continue to serve as the sub-advisor of the Acquiring Fund after the Reorganization. Ampersand Investment Management LLC (“Ampersand”), the sub-advisor of the Acquired Fund, will not have a role with respect to the Acquiring Fund.

 Each Fund currently operates as a separate series of the Trust. In the Reorganization, each shareholder of the Acquired Fund will receive shares of each class of the Acquiring Fund corresponding to a class of shares of the Acquired Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Acquired Fund that the shareholder owns as of the close of business on a closing date agreed to by the parties to the Reorganization Agreement (referred to herein as the “Closing Date”).

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization so qualifies, the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization is generally not expected to result in the recognition of gain or loss by the Acquired Fund and its shareholders for federal income tax purposes.

The Acquired Fund will not pay for the costs of the Reorganization. AXS will bear all costs associated with the Reorganization, including the expenses associated with preparing and filing the registration statement that includes this Information Statement and the cost of copying, printing and mailing the Information Statement/Prospectus.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are in the best interests of the Funds and their shareholders. In considering and approving the Reorganization, the Board considered, among other things: (1) the terms and conditions of the Reorganization; (2) that the Reorganization was recommended by AXS as the investment advisor to each Fund; (3) the compatibility of the Acquired Fund’s and Acquiring Fund’s investment objective, policies and strategies; (4) AXS' observation that for the one-year period ended October 31, 2021 the Acquiring Fund's annualized total return was above Morningstar's Systematic Trend Fund universe median return and the Acquiring Fund’s peer group median return, and the Acquiring Fund’s annualized total return for the five-year period was above the peer group median return, but below the fund universe median return; (5) that AXS has agreed to lower the advisory fee for the Acquiring Fund to 1.45%, which is the same advisory fee for the Acquired Fund; (6) that the overall costs (inclusive of counterparty fees not reflected in the Funds’ fee tables) of the Acquiring Fund after waivers and expense reimbursements are expected to be lower than those of the Acquired Fund; (7) that AXS has agreed to continue the current expense limitation arrangement of the Acquiring Fund for a period of two years following the Reorganization (which is expected to occur on July 22, 2022); (8) that AXS has indicated that the Acquired Fund’s current expense structure was not sustainable over the long term, and that AXS believes, in the absence of the Reorganization, it would likely recommend that the Board approve liquidating the Acquired Fund; (9) that AXS has agreed to pay all costs associated with the Reorganization; (10) that AXS will continue to pay sub-advisory fees to the Acquiring Fund’s sub-advisor from the fees it earns as investment advisor to the Acquiring Fund; (11) that the combined Fund may provide prospects for growth and for achieving economies of scale that otherwise would not be achieved if each Fund continued as a separate series of the Trust; (12) the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization; (13) the interests of the shareholders of the Acquired Fund and the Acquiring Fund would not be diluted as a result of the Reorganization; (14) shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; (15) the liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes; and (16) other possible alternatives to the Reorganization may exist, including the possible merger with another fund.

Based on AXS’ recommendation, the Board approved the Reorganization and the Reorganization Agreement, the form of which is attached to this Information Statement/Prospectus in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund and Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, as of March 31, 2022. As shown in the table, on a pro forma basis after giving effect to the proposed Reorganization, the fees and expenses of the Acquiring Fund are expected to be higher in comparison with the current fees of the Acquired Fund after waivers and expense reimbursements. Although the fees and expenses of the Acquiring Fund are expected to be higher than fees and expenses of the Acquired Fund after waivers and expense reimbursements, if counterparty fees associated with the over-the-counter derivatives that provide the Acquired Fund with exposure to its Managed Futures Program are taken into account, the overall costs (after waivers and expense reimbursements) of the Acquiring Fund are expected to be lower than the overall costs (after waivers and expense reimbursements) of the Acquired Fund. Counterparty fees are not reflected in the Acquired Fund’s fee table, but are included in the return of applicable derivative instruments and, therefore, represent an indirect cost of investing in the Acquired Fund.

Class A Shares

Fees and Expenses
Share Class	Acquired Fund Class A	Acquiring Fund Class A	Pro Forma Combined Acquiring Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%	1.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%[2]	1.50%[3]	1.45%[9]
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[4]	1.38%[5]	1.18%	0.80%[9]
Acquired Fund Fees and Expenses	0.02%	0.06%	0.06%[9]
Total Annual Fund Operating Expenses[6]	3.10%	2.99%	2.56%
Fees Waived and/or Expenses Reimbursed[7,8]	(1.13)%	(0.83)%	(0.40)%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[7,8,9]	1.97%	2.16%	2.16%

Class C Shares

Fees and Expenses
Share Class	Acquired Fund Class C	Acquiring Fund Class C	Pro Forma Combined Acquiring Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%	1.00%[1]	1.00%
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%	1.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%[2]	1.50%[3]	1.45%[3]
Distribution (Rule 12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[4]	1.38%[5]	1.18%	0.80%[9]
Acquired Fund Fees and Expenses	0.02%	0.06%	0.06%[9]
Total Annual Fund Operating Expenses[6]	3.85%	3.74%	3.31%
Fees Waived and/or Expenses Reimbursed[7,8]	(1.13)%	(0.83)%	(0.40)%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[7,8,9]	2.72%	2.91%	2.91%

Class I Shares

Fees and Expenses
Share Class	Acquired Fund Class I	Acquiring Fund Class I	Pro Forma Combined Acquiring Fund Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%	1.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%[2]	1.50%[3]	1.45%[3]
Distribution (Rule 12b-1) Fees	None	None	None
Other Expenses[4]	1.38%[5]	1.18%	0.80%[9]
Acquired Fund Fees and Expenses	0.02%	0.06%	0.06%[9]
Total Annual Fund Operating Expenses[6]	2.85%	2.74%	2.31%
Fees Waived and/or Expenses Reimbursed[7,8]	(1.13)%	(0.83)%	(0.40)%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[7,8,9]	1.72%	1.91%	1.91%

(1)	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.

(2)	The Acquired Fund’s “Management Fees” include a management fee paid to the advisor by the Acquired Fund’s consolidated wholly-owned subsidiary (“Managed Futures Subsidiary”), at the annual rate of 1.45% of the Managed Futures Subsidiary’s average daily net assets. The advisor has contractually agreed, for so long as the Acquired Fund invests in the Managed Futures Subsidiary, to waive the management fee it receives from the Acquired Fund in an amount equal to the management fee paid to the advisor by the Managed Futures Subsidiary. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Managed Futures Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Trust’s Board of Trustees.

(3)	The Acquiring Fund’s “Management Fees” include a management fee paid to the advisor by the Acquiring Fund’s consolidated wholly-owned subsidiary (“Chesapeake Subsidiary”), at the annual rate of 1.50% of the Chesapeake Subsidiary’s average daily net assets. The advisor has contractually agreed, for so long as the Acquiring Fund invests in the Chesapeake Subsidiary, to waive the management fee it receives from the Acquiring Fund in an amount equal to the management fee paid to the advisor by the Chesapeake Subsidiary. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Chesapeake Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Trust’s Board of Trustees. If the Reorganization is completed, AXS has agreed to reduce the management fees it receives from the Acquiring Fund and the Chesapeake Subsidiary to 1.45%.

(4)	“Other Expenses” include expenses of the respective Fund’s Subsidiary other than management fees paid by the respective Subsidiary to the advisor, which are included in “Management Fees” in the table above.

(5)	“Other Expenses” of the Acquired Fund does not include direct costs associated with any over-the-counter derivatives that provide the Acquired Fund with exposure to Managed Futures Programs. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Managed Futures Programs referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Acquired Fund. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of the Acquired Fund’s investment in swaps is likely to increase. Based on the average notional amount of the Fund's over-the-counter derivative positions during the fiscal year that ended on September 30, 2021, the Fund was subject to counterparty fees equal to approximately 1.96% (annualized) of its assets.

(6)	The “Total annual fund operating expenses” and “Total annual fund operating expenses after waiving fees and/or reimbursing expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Acquired Fund and Acquiring Fund and does not include acquired fund fees and expenses.

(7)	AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C and Class I shares of the Acquired Fund, respectively. This agreement is in effect until January 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, Equinox Institutional Asset Management, LP (“Equinox”), which is the advisor of the Managed Futures Predecessor Fund (defined below) that reorganized into the Acquired Fund, is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made by Equinox to the Managed Futures Predecessor Fund prior to the Managed Futures Predecessor Fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment. In each case, such reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the Managed Futures Predecessor Fund prior to the Managed Futures Predecessor Fund’s reorganization must be approved by the Trust’s Board of Trustees. Following the Reorganization, neither AXS nor Equinox will seek recoupment from the Acquiring Fund for fees waived or payments made by it to the Acquired Fund or the Managed Futures Predecessor Fund, respectively.

(8)	AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.10%, 2.85%, and 1.85% of the average daily net assets of the Acquiring Fund’s Class A, Class C and Class I shares of the Acquiring Fund, respectively. This agreement is in effect until December 17, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. If the Reorganization is completed, AXS has agreed to maintain this limitation with respect to the Acquiring Fund for a period of at least two years from the date of the Reorganization which is expected to occur on July 22, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Similarly, Equinox Institutional Asset Management, LP (“Equinox”), which is the advisor of the Chesapeake Predecessor Fund that reorganized into the Acquiring Fund, is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Equinox to the Chesapeake Predecessor Fund prior to the Chesapeake Predecessor Fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the Chesapeake Predecessor Fund prior to the Chesapeake Predecessor Fund’s reorganization must be approved by the Trust’s Board of Trustees.

(9)	Pro Forma “Other expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Acquired Fund

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$763	$1,377	$2,014	$3,716
Class C Shares Assuming Redemption	$375	$1,072	$1,887	$4,008
Class C Shares Assuming No Redemption	$275	$1,072	$1,887	$4,008
Class I Shares	$175	$776	$1,404	$3,095

Acquiring Fund

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$781	$1,373	$1,988	$3,638
Class C Shares Assuming Redemption	$394	$1,067	$1,860	$3,932
Class C Shares Assuming No Redemption	$294	$1,067	$1,860	$3,932
Class I Shares	$194	$772	$1,376	$3,010

Pro Forma Combined Acquiring Fund

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$781	$1,252	$1,788	$3,245
Class C Shares Assuming Redemption	$394	$942	$1,656	$3,548
Class C Shares Assuming No Redemption	$294	$942	$1,656	$3,548
Class I Shares	$194	$643	$1,161	$2,582

C.	Comparison of the Funds’ Investment Objectives, Principal Investment Strategies and Risks

Each Fund’s investment objective and principal investment strategies and risks, as well as its investment limitations and restrictions, are discussed in more detail below.

1)          Comparison of Investment Objectives for the Funds

The investment objectives of the Funds are as follows:

Acquired Fund	Acquiring Fund
The investment objective of the AXS Managed Futures Strategy Fund is to seek capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.	The investment objective of the AXS Chesapeake Strategy Fund is to seek long term capital appreciation.

2)          Comparison of Principal Investment Strategies for the Funds

The principal investment strategies of the Acquired Fund and Acquiring Fund are described more fully below. The Acquired Fund and Acquiring Fund are both managed futures funds and have similar investment strategies. The Acquired Fund invests directly or indirectly through its wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Acquired Fund Subsidiary”) in a combination of (j) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) and/or derivative instruments, such as swaps, that provide exposure to such Managed Futures Program, and (ii) an actively managed fixed income portfolio. The Acquiring Fund invest directly or indirectly through its wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Acquiring Fund Subsidiary”) in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps (the “Futures Portfolio”) and (ii) an actively managed fixed income portfolio. The fixed income portfolio of each of the Acquiring Fund and the Acquired Fund typically invests in cash, cash equivalents, securities issued by the U.S. government with one year or less term to maturity and money market funds.

The Funds are managed by different sub-advisors, each of which uses its own proprietary investment program to invest its Fund’s assets.

Each Fund seeks to achieve its investment objective by using the following strategies:

Acquired Fund	Acquiring Fund

The Fund pursues its investment objective primarily by investing directly or indirectly through its Subsidiary, in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more CTAs and/or derivative instruments such as swaps that provide exposure to the such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset classes; historically these have included commodities, equities, fixed income or foreign currencies. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool. The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities (including shares of the Subsidiary). The Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary is conducted by the Fund’s investment sub-advisor, Ampersand Investment Management LLC (“Ampersand” or the “Sub-Advisor”). The Fund may have exposure to foreign markets, including emerging markets, through investments in the Managed Futures Programs.

Derivative Instruments: The Fund or the Subsidiary may invest directly in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (“OTC”) derivatives, or may invest in one or more Managed Futures Programs that utilize such derivative instruments to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. Derivatives may be used as substitutes for securities, commodity, and currencies and for hedging price risk. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Any Managed Futures Program may take a long or short position in such markets. Any investment in derivative instruments may be subject to fees and transaction costs that will negatively impact the Fund’s performance.

The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed income portfolio (typically U.S. Treasuries and other short-term U.S. government obligations) comprised of cash, cash equivalents, securities issued by the U.S. government with one year or less term to maturity and money market funds (the “Fixed Income Portfolio”) and (ii) directly or indirectly in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e., U.S. and non-U.S., including emerging markets) markets across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of futures, forwards, options, spot contracts and swaps (the “Futures Portfolio”). The Fund either invests directly in those instruments, or indirectly by investing via a swap or via its Subsidiary which may then invest in such assets directly or indirectly.

Chesapeake manages the Futures Portfolio and the Subsidiary’s Futures Portfolio by applying the Chesapeake Program. The Chesapeake Program is a long-term trend following (a strategy that generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made) program that utilizes trading systems across a broadly diversified set of markets with a systematic trading (a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered) approach, focusing on capital preservation while attempting to provide positive annual returns.

Chesapeake analyzes markets, including price movement, market volatility, open interest (the total number of contracts long or short in a delivery month or market that has been entered into and not yet liquidated by an offsetting transaction or fulfilled by delivery), and volume, as a means of predicting market opportunity and discovering any repeating patterns in past historical prices. The scope of markets that may be accessed includes stock indices, single stock futures, interest rates, currencies, and commodities. The Chesapeake Program may also invest directly in long and short positions of U.S. and non-U.S. equity securities as part of its broader trend following program. The direct investments in equity securities will typically not exceed 30% of the Fund’s total assets.

Acquired Fund	Acquiring Fund

To the extent the Fund employs derivatives to gain exposure to Managed Futures Programs, it is anticipated that the Fund will utilize a total return swap (a “Swap”), a type of derivative instrument based on a customized index of Managed Futures Program(s) or a basket of Trading Companies (in each case, a “Reference Program”) designed to replicate the aggregate returns of the Managed Futures Programs selected by the Sub-Advisor. Any Swap will be based on a notional amount agreed upon by the Sub-Advisor and a counterparty. The Sub-Advisor will retain the ability to (i) add or remove Managed Futures Programs from the Reference Program and (ii) adjust the notional exposure between the Managed Futures Programs that comprise the Reference Program. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of a Reference Program typically includes a deduction for fees of the counterparty as well as management and performance fees of the relevant CTAs. Because the Reference Program is designed to replicate the returns of Managed Futures Programs selected by the Adviser, the performance of the Fund will depend on the ability of the relevant CTAs to generate returns in excess of the costs of the relevant Swap(s).

Fixed-Income Securities: The fixed-income securities in which the Fund may invest may be of any credit quality or maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government and its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts. The Fund may also invest, without limitation, in money market funds or other investment companies (such as exchange traded funds (“ETFs”)) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. These fixed-income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund.

The Fund may make some or all of its investments in the Futures Portfolio through the Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. Generally, the Subsidiary will primarily invest directly or indirectly in commodity futures, but it may also invest in swaps, financial futures, foreign exchange currency forwards, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Through investing in the Subsidiary, the Fund will, among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply with the same asset coverage requirements imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Fund’s transactions in derivatives. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Fund’s returns will be derived principally from changes in the value of securities and derivatives of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Sub-Advisor may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Acquired Fund	Acquiring Fund

Subsidiary: Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary, which has the same investment objective of the Fund, to an amount not exceeding 25% of its total assets at each quarter end of the Fund’s fiscal year. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same investment restrictions and limitations and follows the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Ampersand employs a multi-step process to select and allocate across Managed Futures Programs that are consistent with the Fund’s investment objective:

Screening. Ampersand uses proprietary and commercial databases to identify a universe of Managed Futures Programs that may be suitable for investment by the Subsidiary. These programs are quantitatively screened primarily based on their historic performance data (i.e., return streams and volatility over selected time frames). Other criteria are also used to screen programs, including length of track record and assets under management.

Acquired Fund	Acquiring Fund

Analysis and Selection. Ampersand further analyzes the pre-screened Managed Futures Programs by examining both qualitative and quantitative factors. The qualitative factors include the business backgrounds of the principals, the trading strategies used, and the depth of the CTA’s research department. Quantitative analyses include a variety of financial and statistical measures that are used to better comprehend and categorize the program trading strategies.

All Managed Futures Programs selected for inclusion into the portfolio undergo rigorous due diligence reviews before receiving an allocation. Due diligence reviews include site visits, track record verification, and background checks of the firm and principals.

Portfolio Design. Ampersand invests the assets of the Subsidiary with the aim of providing exposure to a portfolio of complementary Managed Futures Programs that is consistent with the Fund’s investment objective. Ampersand seeks to moderate portfolio risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; and (iii) sectors and markets (currencies, interest rates, stock market indices, energy resources, metals and agricultural products). The relative weightings and overall exposure to Managed Futures Programs in the portfolio are adjusted periodically.

Risk Management. Ampersand monitors the trading and performance of the Managed Futures Programs in the portfolio with the aims of identifying and mitigating unusual risks. Some of the factors monitored are margin usage, daily volatility, and equity drawdowns. Responses to extraordinary trading patterns or increased risk may include consultation with the CTA to determine the cause of the condition, partial redemption of allocated assets, or complete withdrawal from the trading program.

3)          Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund with those of the Acquiring Fund. Although the Funds describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are similar because the Funds have similar investment objectives and principal investment strategies. There are a few differences in the Funds’ risks. Specifically, the Acquired Fund’s principal risks include “ETF and mutual fund risk” which is not a principal risk associated with the Acquiring Fund since the Acquiring Fund does not invest in other investment companies, such as exchange traded funds, as part of its principal investment strategies. In addition, the Acquired Fund’s principal risks include “Indirect fees and expense risk,” which relates to shareholders bearing indirect fees paid by any Managed Futures Program in which the Acquired Fund or its Subsidiary invest, and is not applicable to the Acquiring Fund. The Acquiring Fund’s principal risks include “Sub-advisor strategy risk” which is related to the sub-advisor’s trading program. Although the Acquired Fund does not include a separate “Sub-advisor strategy risk” discussion, it does include “Management and strategy risk” which is similar to “Sub-advisor strategy risk.” The Acquiring Fund’s principal risks also include “Volatility risk.” The Acquired Fund does not consider volatility risk to be a principal risk due to its investment objective to have an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index. Finally, the Acquiring Fund’s principal risks include “Equity risk,” which relates to the sub-advisor’s trading program’s ability to invest in long and short equity positions, and is not applicable to the Acquired Fund. A summary description of the Funds’ principal risks can be found in Appendix B of this Information Statement.

Acquired Fund	Acquiring Fund
Market Risk	Market risk
No corresponding risk	Sub-advisor strategy risk
Derivatives risk	Derivatives risk
Counterparty risk	Counterparty risk
Managed futures strategy/commodities risk	Commodities risk
No corresponding risk	Volatility risk
Short sales risk	Short sales risk
Subsidiary risk	Subsidiary risk
Tax risk	Tax risk
Credit risk	Credit risk
Currency risk	Currency risk
No corresponding risk	Equity risk
Fixed income securities risk	Fixed income securities risk
Foreign investment risk	Foreign investment risk
Emerging markets risk	Emerging markets risk

Acquired Fund	Acquiring Fund
Government intervention and regulatory changes risk	Government intervention and regulatory changes risk
Levering risk	Leveraging risk
Liquidity risk	Liquidity risk
ETF and mutual fund risk	No corresponding risk
Indirect fees and expenses risk	No corresponding risk
Management and strategy risk	Management and strategy risk
Market turbulence resulting from COVID-19	Market turbulence resulting from COVID-19
LIBOR risk	LIBOR risk
Cybersecurity risk	Cybersecurity risk

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental investment limitations of the Acquired Fund and Acquiring Fund are the same. The fundamental limitations may only be amended with shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry, (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

E.	Comparison of Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Managers of the Acquired Fund and Acquiring Fund

1)          Investment Advisory Agreement

AXS Investments LLC, a Delaware limited liability company formed in August 2019, which maintains its principal offices at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as the investment advisor to the Funds pursuant to an investment advisory agreement October 18, 2019, as amended March 5, 2021 (the “Advisory Agreement”) with the Trust. The Advisory Agreement contains identical terms with respect to each Fund. If the Reorganization is completed, AXS has agreed to lower the advisory fee for the Acquiring Fund so that the advisory fee will be the same as the advisory fee for the Acquired Fund. AXS is an investment advisor registered with the SEC and provides investment advice to open-end funds. AXS has approximately $614 million in assets under management as of March 31, 2022.

The Advisory Agreement describes the services that AXS provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. AXS is not liable to the Trust under the terms of the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’ part in the performance of its duties or from reckless disregard by AXS of its duties under the Advisory Agreement. The Advisory Agreement continues in force from year to year with respect to each Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated with respect to either Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to AXS; or (ii) by AXS on 60 days’ written notice to the Trust. In addition, the Advisory Agreement with respect to a Fund will terminate automatically upon its assignment. The Advisory Agreement with respect to the Acquired Fund was submitted for approval by the initial shareholder of the Acquired Fund prior to the Acquired Fund’s commencement of operations on January 27, 2020. The Advisory Agreement with respect to the Acquiring Fund was submitted for approval by the initial shareholder of the Acquiring Fund prior to the Acquiring Fund’s commencement of operations on November 11, 2019. The Advisory Agreement with respect to each Fund was last renewed by the Trust’s Board on January 20, 2022.

AXS is responsible for selecting and overseeing the performance of each sub-advisor with regard to the management of the respective Fund. AXS has entered into an investment sub-advisory agreement with Ampersand to serve as the sub-advisor to the Acquired Fund (the “Ampersand Sub-Advisory Agreement”) and a separate investment sub-advisory agreement with Chesapeake Capital Corporation to serve as the sub-advisor to the Acquiring Fund (the “Chesapeake Sub-Advisory Agreement” and together with the Ampersand Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

Each Fund makes some or all of its investments through a wholly-owned subsidiary and AXS is responsible for the day-to-day business of each subsidiary pursuant to an investment advisory agreement with the respective subsidiary (each a “Subsidiary Advisory Agreement”). The terms of each Subsidiary Advisory Agreement are identical, and each Subsidiary Advisory Agreement provides for automatic termination upon the termination of the Advisory Agreement with respect to the corresponding Fund. Additionally, as with the applicable Fund, AXS delegates elements of the management of the subsidiary’s portfolio to the respective Fund’s sub-advisor, which also serves as the subsidiary’s sub-advisor. Under each subsidiary sub-advisory agreement, the sub-advisor provides the subsidiary with the same type of management services, under the same terms, as are provided to the corresponding Fund (“Subsidiary Sub-Advisory Agreement”). AXS pays the subsidiary’s sub-advisor a fee for its services. AXS has contractually agreed, for so long as each applicable Fund invests in its respective subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to AXS by the subsidiary. This undertaking will continue in effect for so long as the Fund invests in its subsidiary and may not be terminated by AXS unless AXS obtains the approval of the Board for such termination.

Pursuant to the Advisory Agreement, for its services, AXS is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable twice a month. For the fiscal year ended September 30, 2021, the Advisor received advisory fees, net of fee waivers, as follows:

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets	Advisory Fee (Net of Fee Waivers) As a Percentage of Average Daily Net Assets
AXS Managed Futures Strategy Fund	1.45%	1.06%
AXS Chesapeake Strategy Fund	1.50%*	0.25%

*	If the Reorganization is completed, AXS has agreed to lower the advisory fee for the Acquiring Fund to 1.45%.

AXS has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limits set forth in the following table. This agreement is in effect until December 17, 2023, and it may be terminated before that date only by the Trust's Board of Trustees.

Fund	Expense Cap as percent of the average daily net assets
	Class A	Class C	Class I
AXS Managed Futures Strategy Fund	1.95%	2.70%	1.70%
AXS Chesapeake Strategy Fund	2.10%	2.85%	1.85%

AXS is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment. Similarly, Equinox Institutional Asset Management, LP (“Equinox”), the advisor to the Equinox MutualHedge Futures Strategy Fund, a series of Northern Lights Fund Trust which reorganized into the Acquired Fund on January 24, 2020 (the “Managed Futures Predecessor Fund”), and to the Equinox Chesapeake Strategy Fund, which reorganized into the Acquiring Fund on November 8, 2019 (the “Chesapeake Predecessor Fund”), is permitted to seek reimbursement from the Acquired Fund and Acquiring Fund, respectively, subject to certain limitations, of fees waived or payments made by Equinox to the corresponding predecessor fund prior to its reorganization, for a period ending three years after the date of the wavier or payment. In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to a predecessor fund prior to the reorganization, must be approved by the Board. All other reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Fund expenses.

The investment advisory fees paid by each Fund to AXS and applicable fee waivers during each Fund’s most recent fiscal year ended September 30, 2021, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fees
AXS Managed Futures Strategy Fund	$1,032,118	$280,243	$751,875
AXS Chesapeake Strategy Fund	$260,763	$217,024	$43,739

As of September 30, 2021, amounts eligible for recoupment by Equinox from the AXS Managed Futures Strategy Fund and the AXS Chesapeake Strategy Fund were $0 and $158,566, respectively. Following the Reorganization Equinox will not seek recoupment from the Acquiring Fund for fees waived or payments made by Equinox to the Managed Futures Predecessor Fund. Similarly, AXS will not seek recoupment from the Acquiring Fund for fees waived or payments made by AXS to the Acquired Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Subsidiary Advisory Agreement with respect to each Fund is available in the Funds’ Semi-Annual Report to shareholders dated as of March 31, 2022.

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC which allows AXS to operate the Funds under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for a Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for a Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage a Fund or its Subsidiary. Within 90 days after hiring any new sub-advisor, the respective Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Funds under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of a Fund’s or Subsidiary’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the respective Fund’s or Subsidiary’s investment goal, policies and restrictions. Subject to the review by the Board, AXS will: (a) when appropriate, allocate and reallocate a Fund’s or Subsidiary’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

2)          The Sub-Advisors and the Sub-Advisory Agreements

Ampersand Investment Management LLC, with its principal place of business at 10 Canal Street, Suite 336, Bristol, Pennsylvania 19007, serves as the sub-advisor to the Acquired Fund pursuant to a sub-advisory agreement with AXS. Ampersand was founded in 2019 and is registered as an investment advisor with the SEC. Ampersand is responsible for the day-to-day management of the Acquired Fund’s portfolio, the selection of the Acquired Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and AXS. Ampersand provides investment advisory services to for institutions, high-net worth individuals, and company retirement plans. Ampersand is registered with the CFTC as a “commodity pool operator.”

Chesapeake Capital Corporation is an SEC-registered investment advisor and CFTC-registered commodity trading adviser and commodity pool operator, with its principal place of business at 1721 Summit Avenue, Richmond, Virginia. Chesapeake serves as the sub-advisor to the Acquiring Fund pursuant to a sub-advisory agreement with AXS. Chesapeake manages capital for investment companies, other pooled investment vehicles, pension plans, charitable organizations, state or municipal government entities, and insurance companies, among other clients. Chesapeake is controlled by Chesapeake Holding Company through its ownership interest in Chesapeake.

The Sub-Advisory Agreements provide that each sub-advisor makes the investment decisions for and continuously reviews, supervises and administers the investment program of the applicable Fund, subject to the supervision of, and policies established by, AXS and the Board. The Sub-Advisory Agreements continue in effect for successive annual periods with respect to the Funds provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. Each Sub-Advisory Agreement may be terminated with respect to the applicable Fund at any time, without the payment of any penalty: (i) by the Trust Board, by a vote of a majority of the outstanding voting securities of the Fund or by AXS on 60 days’ written notice to the sub-advisor; or (ii) by the sub-advisor on 60 days’ written notice to the Trust. Each Sub-Advisory Agreement will terminate immediately upon its assignment or upon termination of the AXS Investment Advisory Agreement with the Trust with respect to the applicable Fund. AXS, not the Funds, compensates each sub-advisor for its investment sub-advisory services out of the investment advisory fee it receives from the applicable Fund.

Following the Reorganization, Chesapeake will continue to serve as sub-advisor to the Acquiring Fund and the Acquiring Fund’s subsidiary pursuant to the Chesapeake Sub-Advisory Agreement and Subsidiary Sub-Advisory Agreement currently in effect. Ampersand will not serve as a sub-advisor to the Acquiring Fund or the Acquiring Fund’s subsidiary following the Reorganization.

A discussion summarizing the basis of the Board’s approval of the Sub-Advisory Agreements is included in the Funds’ Semi-Annual Report to shareholders dated as of March 31, 2022.

3)          Portfolio Managers of the Acquired Fund and Acquiring Fund

The portfolio managers currently responsible for the day-to-day management of each Fund’s portfolio are discussed below. The current portfolio managers of the Acquiring Fund will continue to serve as portfolio managers of the Acquiring Fund after the Reorganization.

Ampersand – Acquired Fund

Dr. Ajay Dravid, Chief Investment Officer of Ampersand, and Dr. Rufus Rankin, Director of Portfolio Management of Ampersand, are primarily and jointly responsible for the day-to-day management of the Acquired Fund’s portfolio

Dr. Ajay Dravid is the Chief Investment Officer of the Sub-Advisor. From 2011 to 2019, Dr. Dravid was the Chief Investment Officer for Equinox Institutional Asset Management, LP (“Equinox”) and served as a co-portfolio manager of the Equinox Ampersand Strategy Fund, Equinox Aspect Core Diversified Strategy Fund, and Equinox Chesapeake Strategy Fund (the “Equinox Funds”) prior to the Equinox Fund’s reorganization.

Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an M.A. in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University. He holds a securities license Series 7 and CFTC/NFA Series 3 registration.

Dr. Rufus Rankin is the Director of Portfolio Management for the Sub-Advisor. From 2011 to 2019, Dr. Rankin was the Director of Portfolio Management of Equinox responsible for the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox Funds, and he served as a co-portfolio manager of the Equinox Funds prior to the Equinox Fund’s reorganization. Dr. Rankin also served as Director of Research for Equinox from 2014 to 2019. Dr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University and a Doctorate of Business Administration from Grenoble Ecole de Management. His doctoral dissertation focused on statistical methods of enhancing multi-manager and multi-asset portfolio diversification, with an emphasis on portfolios of CTAs and Hedge Funds.

Chesapeake – Acquiring Fund

Michael L. Ivie, Director of Research of Chesapeake, and Jerry Parker, Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, are primarily and jointly responsible for the day-to-day management of the Acquiring Fund’s portfolio.

Michael L. Ivie, Director of Research, joined Chesapeake in 1991. Mr. Ivie received a Bachelor of Science degree in Mathematics from Louisiana State University in 1989. Mr. Ivie oversees Chesapeake’s ongoing research efforts.

Jerry Parker, Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake has overseen Chesapeake’s operations and trading since the firm’s inception in 1988. Mr. Parker received a Bachelor of Science degree in Commerce and a minor in Sales specializing in customer segmentation from Salesforce, with an emphasis in Accounting from the University of Virginia in January 1980.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

F.	Information on Shareholder Rights

The following is a very general summary of certain important provisions of the governing instruments and governing laws applicable to the Trust, but is not a complete description. It is qualified in its entirety by reference to the governing documents. Further information about the Trust’s governance structure is contained in the Funds’ SAI and the Trust’s governing documents, which are on file with the SEC.

Form of Organization. The Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (“Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust are also governed by applicable state and federal law.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Declaration of Trust, shareholders have the power to vote only for the following: (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations or individuals who provide services for or on behalf of the Trust and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any series of the Trust; (iv) with respect to any amendment of the Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of Trust or any series of the Trust, or the shareholders of any of them, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person or by proxy of one-third of the holder of shares of the Trust entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquired Fund or Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the Declaration of Trust or By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. The Trust is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The Trust must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.

Shareholder Liability. The Trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or any of its series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund or the Acquiring Fund, respectively. Shareholders of the Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. The Trust indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Board of Trustees of the Trust may amend the Declaration of Trust by an instrument signed by a majority of the Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

G.	Comparison of Distribution, Purchase and Redemption Procedures, Rule 12b-1 Distribution Plan and Shareholder Service Fees

1)          Distribution

Because each Fund is a series of the Trust, shares of each class of the Acquiring Fund are distributed in the same way as shares of the same class of the Acquired Fund, and the method of their distribution will not be affected by the Reorganization.

2)          Purchase and Redemption Procedures

Because each Fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of any class of the Acquired Fund. The investment minimums and subsequent investment minimums for the Acquired Fund and Acquiring Fund are the same.

3)          Rule 12b-1 Distribution Plan

The Trust has adopted a plan on behalf of each Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows a Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A and Class C shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% and 1.00% of the average daily net assets attributable to a Fund’s Class A and Class C shares, respectively. Since these fees are paid out of a Fund’s assets attributable to the Fund’s Class A and Class C shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with that class of shares.

Class I shares of each Fund are not subject to any distribution fees under the 12b-1 Plan.

H.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Information Statement/Prospectus as Appendix A.

1)	The Reorganization

If the Reorganization is completed, shareholders of the Acquired Fund will receive shares of the same class of the Acquiring Fund as they hold of the Acquired Fund as of the Closing Date. The Reorganization would be effected by the transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for (i) the number of full and fractional shares of the Acquiring Fund of each class corresponding to an outstanding class of shares of the Acquired Fund that will be equal to (a) the aggregate net asset value of the Acquired Fund attributable to that class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”), divided by (b) the net asset value per share of such class of Acquiring Fund shares as of the Closing, and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute to its shareholders of record as of the Closing the shares of the Acquiring Fund in proportion to the respective numbers of Acquired Fund shares of each class of shares of the Acquired Fund held by such shareholders, by instructing the Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of each class of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the corresponding class of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on July 22, 2022, or such other date agreed to by the parties.

Whether or not the Reorganization is consummated, AXS has agreed to pay all costs relating to the Reorganization, provided, however, that the Acquired Fund will bear the costs and expenses associated with the sale of any of its portfolio securities executed in order to facilitate the Reorganization. The costs and expenses to be borne by AXS include, without limitation: (a) expenses associated with the preparation and filing of the Information Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, and counsel to the Independent Trustees of the Trust; (f) any costs associated with meetings of the Funds’ Board of Trustees relating to the transactions contemplated herein; and (g) any additional costs that AXS may separately agree to in writing. Notwithstanding the foregoing, expenses will be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would prevent a Fund from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. The Reorganization Agreement may be amended by the parties in writing at any time, provided, however, that any amendment that by law requires approval by the shareholders of a party will not be made without obtaining such approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board if, among other reasons, the Board determines that the Reorganization is not in the best interest of shareholders.

2)	Description of the Securities to be Issued

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund Class	Acquiring Fund Class
Class A	Class A
Class C	Class C
Class I	Class I

3)	Board Considerations Relating to the Proposed Reorganization

The Board reviewed and approved the Reorganization at a meeting held on April 20-21, 2022. In its review of the Reorganization, the Board and the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, were assisted by independent legal counsel. In reaching its decision to approve the Reorganization, the Board concluded that the participation of the Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of each Fund, as well as in the best interests of shareholders of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board inquired into a number of matters and considered, among other things:

●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Acquired Fund and that its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	the similarity of the investment objectives, policies and strategies of the Acquired Fund and Acquiring Fund;

●	the investment experience, expertise and financial resources of, and the nature and quality of the services provided by AXS and each sub-advisor to the respective Funds;

●	that there would be no change in the day-to-day management of the Acquiring Fund following the Reorganization;

●	the historical performance of each Fund, including the strong performance of the Acquiring Fund;

●	the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Fund;

●	that AXS has agreed to lower the advisory fee for the Acquiring Fund to 1.45%, which is the same advisory fee for the Acquired Fund;

●	that the overall costs (inclusive of counterparty fees not reflected in the Funds’ fee tables) of the Acquiring Fund after waivers and expense reimbursements are expected to be lower than those of the Acquired Fund;

●	that AXS had agreed to continue the Acquiring Fund’s expense limitation for a period of at least two years from the date of the Reorganization, which is expected to be July 22, 2022;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ or Acquiring Fund shareholders’ interests;

●	that AXS will bear the costs of the proposed Reorganization;

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their shares before the Reorganization;

●	that in the absence of the Reorganization, AXS would likely recommend that the Board approve liquidating the Acquired Fund, which would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes; and

●	the viability of alternatives to the Reorganization, including the possible merger of the Acquired Fund with another fund.

After consideration of these and other factors it deemed appropriate, the Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund.

4)	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing the Acquired Fund’s taxable year, or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the Acquiring Fund shares that the Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing, the Acquired Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Acquired Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization (and treating the Acquired Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Acquired Fund’s shareholders. The Acquiring Fund may make comparable distributions to its shareholders before the Closing.

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. As of September 30, 2021, the Acquired Fund’s unused capital loss carryforwards are as follows: $135,836 short-term and $103,311 long-term. As of September 30, 2021, the Acquiring Fund's unused capital loss carryforwards are as follows: $15,436,522 short-term and $1,634,007 long-term.

On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Acquired Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Acquired Fund (including from the Acquired Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Acquired Fund (including carryforwards generated in the tax year of the Acquired Fund ending on the Closing Date). Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Acquired Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Acquired Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Acquired Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.

If the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until July 22, 2022, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have distinct tax issues based on the shareholder’s particular circumstances, shareholders should consult their own tax advisors.

5)          Fiscal Year End

The fiscal year end for the Acquired Fund and the Acquiring Fund is September 30.

6)          Capitalization

The following table shows, as of April 25, 2022, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date (a):

(unaudited)	Acquired Fund	Acquiring Fund	Pro forma Adjustments	Pro forma Acquiring Fund
Net Assets
Class A Shares	$4,586,804	$5,287,029	--	$9,873,833
Class C Shares	$4,824,165	$2,322,011	--	$7,146,176
Class I Shares	$8,651,986	$29,531,941		$38,183,927
Total	$18,062,955	$37,140,981	--	$55,203,936

Shares Outstanding
Class A Shares	789,312	429,073	(417,006)	801,379
Class C Shares	890,799	178,271	(520,564)	548,506
Class I Shares	1,462,290	2,368,032	(768,466)	3,061,856
Total	3,142,401	2,975,376	(1,706,036)	4,411,741

Net Asset Value per Share
Class A Shares	$5.81	$12.32	--	$12.32
Class C Shares	$5.42	$13.03	--	$13.03
Class I Shares	$5.92	$12.47	--	$12.47

(a)	The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Acquired Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Pro Forma Acquiring Fund that actually will be received by Acquired Fund shareholders.

(b)	To adjust Shares Outstanding of the Pro Forma Acquiring Fund based on combining the Acquired Fund at the Acquiring Fund’s Net Asset Value per Share.

The Acquiring Fund will be the accounting survivor following the Reorganization.

I.	Comparison of Performance Information

The bar chart and table below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year for the Class I Shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Funds’ website, www.axsinvestments.com. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AXS Managed Futures Strategy Fund

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The Fund’s year-to-date return as of the quarter ended March 31, 2022 was (2.25)%

Class I Shares
Highest Calendar Quarter Return at NAV	8.93%	Quarter Ended 03/31/2015
Lowest Calendar Quarter Return at NAV	(10.52)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	5 Years	10 Years
Class I Shares - Return Before Taxes	(12.29)%	(5.00)%	(1.53)%
Class I Shares - Return After Taxes on Distributions*	(12.29)%	(5.56)%	(2.87)%
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	(7.28)%	(3.57)%	(1.43)%
Class A Shares - Return Before Taxes	(17.56)%	(6.34)%	(2.34)%
Class C Shares - Return Before Taxes	(13.96)%	(5.94)%	(2.50)%
Barclay BTOP50 Index (Reflects No Deductions for Fees, Expenses or Taxes)	10.14%	3.20%	2.03%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A Shares.

AXS Chesapeake Strategy Fund

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The Fund’s year-to-date return as of the quarter ended March 31, 2022 was 13.99%

Class I Shares
Highest Calendar Quarter Return at NAV	21.04%	Quarter Ended 12/31/2013
Lowest Calendar Quarter Return at NAV	(11.80)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	5 Years	Since Inception	Inception Date
Class I - Return Before Taxes	12.22%	3.24%	5.06%	09/10/2012
Class I - Return After Taxes on Distributions*	4.39%	1.45%	3.18%	09/10/2012
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	7.18%	1.78%	3.15%	09/10/2012
Class A Shares - Return Before Taxes	5.44%	1.74%	(0.34)%	08/21/2015
Class C Shares - Return Before Taxes	10.00%	2.19%	(0.14)%	08/21/2015
SG Trend Index (reflects no deductions for fees, expenses or taxes)	9.09%	3.53%	1.38%	09/10/2012

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was 0%.

II.	Miscellaneous Information

A.	Cost of Reorganization

AXS will bear the costs of the Reorganization, including the printing and mailing of this Information Statement/Prospectus, at an anticipated cost of approximately $32,500.

B.	Shares Outstanding, Principal Shareholders and Control Persons

As of the May 5, 2022, 3,112,509.86 shares of the Acquired Fund (782,365.57 Class A shares, 883,475.75 Class C shares and 1,446,668.54 Class I shares) were outstanding.

As of May 5, 2022, 3,057,749.88 shares of the Acquiring Fund (431,998.72 Class A shares, 176,955.81 Class C shares and 2,448,795.35 Class I shares) were outstanding.

To the knowledge of the Acquired Fund, as of May 5, 2022, the following persons held of record or beneficially 5% or more of the outstanding shares of a class of the Acquired Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. The Acquired Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Principal Shareholders	Percentage of Total Outstanding Shares of the Class as of May 5, 2022
AXS Managed Futures Strategy Fund – Class A
Raymond James Omnibus Saint Petersburg, FL 33716	32.41%
Charles Schwab & Co. Inc FBO San Francisco, CA 94105	29.06%
Pershing LLC Jersey City, NJ 07399	5.50%
AXS Managed Futures Strategy Fund – Class C
Raymond James Omnibus Saint Petersburg, FL 33716	79.76%
Charles Schwab & Co. Inc FBO San Francisco, CA 94105	11.77%
UBS WM U SA Weehawken, NJ 07086-6761	7.66%
AXS Managed Futures Strategy Fund – Class I
Raymond James Omnibus Saint Petersburg, FL 33716	52.99%

Principal Shareholders	Percentage of Total Outstanding Shares of the Class as of May 5, 2022
AXS Chesapeake Strategy Fund – Class A
Charles Schwab & Co. Inc FBO San Francisco, CA 94105	47.73%
Raymond James Omnibus St. Petersburg, FL 33716	15.80%
Pershing LLC Jersey City, NJ 07399-0002	12.59%
AXS Chesapeake Strategy Fund – Class C
Raymond James Omnibus St. Petersburg, FL 33716	78.43%
Merrill Lynch Pierce Fenner & Smith FEBO Jacksonville, FL 32246	10.84%

As of the May 5, 2022, the following persons held of record or beneficially 25% or more of the outstanding shares of the Funds. Persons holding more than 25% of the outstanding shares of the Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Control Persons	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of the Record Date
AXS Managed Futures Strategy Fund
Raymond James Omnibus Saint Petersburg, FL 33716	Florida	25.34%

C.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will continue as investment advisor to the Acquiring Fund following the Reorganization and will continue to receive fees from the Acquiring Fund for its services as investment advisor. Chesapeake may be deemed to have an interest in the Reorganization because it will continue as the investment sub-advisor to the Acquiring Fund and will continue to receive fees from AXS for its services as investment sub-advisor.

D.	Shareholder Proposals

The Acquired Fund does not hold annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future annual or special meetings of their shareholders unless required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Target Fund should send such proposal to the Acquired Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Target Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

E.	Legal Matters

Neither Fund is involved in any litigation or proceeding that management believes is likely to have any material adverse financial effect upon the ability of AXS to provide investment advisory services or any material adverse effect upon either Fund.

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization, and certain legal matters concerning the federal tax consequences of the Reorganization, will be passed upon by Morgan, Lewis & Bockius LLP.

F.	Independent Registered Public Accounting Firm

The consolidated financial statements of the Acquired Fund and the Acquiring Fund for the year ended September 30, 2021, contained in the Acquired Fund’s and Acquiring Fund’s 2021 Annual Report to Shareholders, have been audited by RSM US LLP, independent registered public accounting firm. RSM US LLP serves as the independent registered public accounting firm for the Acquiring Fund and the Acquired Fund.

G.	Information Filed with the SEC

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of this __ day of _____, 2022 by and among Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of the AXS Managed Futures Strategy Fund, a separate series thereof (the “Acquired Fund”); the Trust, on behalf of the AXS Chesapeake Strategy Fund, a separate series thereof (the “Acquiring Fund”); and, solely for purposes of Section 4.4, AXS Investments LLC (“AXS”). The Acquired Fund and Acquiring Fund may be referred to herein individually as a “Fund” and collectively as the “Funds.”

WHEREAS, the parties wish to effect a reorganization which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by the Acquiring Fund to the Acquired Fund of the number of shares of the Acquiring Fund (the “Acquiring Fund Shares”) determined in accordance with Section 1.1; and the distribution of the Acquiring Fund Shares by the Acquired Fund pro rata to its shareholders, on a class-by-class basis, in exchange for their shares in the Acquired Fund (“Acquired Fund Shares”) and in complete liquidation and dissolution of the Acquired Fund (collectively, the “Reorganization”), all as more fully set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively, and that shareholders’ interests would not be diluted as a result of the transactions contemplated thereby; and

WHEREAS, this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, with respect to the Reorganization;

NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

Article 1

Transfer of Assets and Liabilities

1.1 Transfer of Assets and Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereinafter defined) the Acquired Fund shall transfer all of its assets to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to an outstanding class of Acquired Fund Shares which is equal to (i) the aggregate net asset value attributable to that class of Acquired Fund Shares at the close of business on the Closing Date, divided by (ii) the net asset value per share of such class of Acquiring Fund Shares outstanding at the close of business on the Closing Date. For the avoidance of doubt, Class A Shares of the Acquiring Fund correspond to Class A Shares of the Acquired Fund, Class C Shares of the Acquiring Fund correspond to Class C Shares of the Acquired Fund, and Class I Shares of the Acquiring Fund correspond to Class I Shares of the Acquired Fund.

1.2 Liquidation of the Acquired Fund. Subject to the terms and conditions set forth herein, on the Closing Date the Acquired Fund shall distribute, in liquidation, to its shareholders of record in proportion to the respective numbers of Acquired Fund Shares of each class of the Acquired Fund held by such shareholders, determined as of the close of business on the Closing Date, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. The Acquired Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Acquiring Fund in the names of its shareholders and transferring to its shareholders the Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund. No certificates evidencing Acquiring Fund Shares shall be issued.

1.4 Time and Date of Valuation. The number of Acquiring Fund Shares to be issued by the Acquiring Fund to the Acquired Fund shall be computed as of 4:00 p.m. (Eastern time) on the Closing Date in accordance with the regular practices of the Funds and the Trust.

1.5 Closing Time and Place. The Closing Date shall be [July 22, 2022] or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The closing of the Reorganization (the “Closing”) shall be held at 5:00 PM (Eastern time) at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the Closing Date (a) the primary trading market for portfolio securities of either Fund is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either Fund and an accurate calculation of the number of shares held by such Fund’s shareholders is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of the Acquired Fund. As promptly as practicable after the Closing, the Acquired Fund shall dissolve.

Article 2

Conditions Precedent to the Effectiveness of the Reorganization

The respective obligation of each party to effect the Reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, the shareholders of the Acquired Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 2.1.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party or the Trust.

2.4 Effective Registration Statement. The Form N-1A Registration Statement of the Trust with respect to the Acquiring Fund Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Tax Opinion. The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, qualifications, assumptions, certifications and representations, for federal income tax purposes:

a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

b) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund;

c) The tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

d) The holding period in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

e) No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (i) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the Acquired Fund’s taxable year, or (B) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

f) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization;

g) The aggregate tax basis of the Acquiring Fund Shares that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

h) The holding period of each shareholder of the Acquired Fund for the Acquiring Fund Shares received in the Reorganization will include the holding period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund Shares as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 2.5.

2.6  Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

2.7 Statement of Assets and Liabilities. The Acquired Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of its Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

Article 3

Representations and Warranties

The parties represent and warrant as follows:

3.1 Structure and Standing. Each Fund represents and warrants that it is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.

3.2 Power. Each Fund represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

3.3 Litigation. Each Fund represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. The Acquired Fund represents and warrants that on the Closing Date the assets received by the Acquiring Fund from the Acquired Fund will be delivered to the Acquiring Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Acquired Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.

3.5 The Acquiring Fund Shares. The Acquiring Fund represents and warrants that on the Closing Date (a) the Acquiring Fund Shares to be delivered to the Acquired Fund as contemplated in this Agreement will be validly issued, fully paid and nonassessable; (b) no shareholder of the Acquiring Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof; (c) the Acquired Fund will acquire the Acquiring Fund Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Acquiring Fund Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each Fund represents and warrants that it is treated as a corporation separate from the other series of the Trust under Section 851(g) of the Code; that it has satisfied (or will satisfy) the requirements of Subchapter M of the Code for treatment as a regulated investment company for each taxable year since its formation and has elected to be treated as such; that it has filed (or will file) or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each Fund represents and warrants that all information furnished by it to the other parties for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the Acquiring Fund Shares. The Acquired Fund represents and warrants that the Acquiring Fund Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 Financial Statements. Each Fund represents and warrants that its financial statements for the fiscal year ending September 30, 2021, provided to the other parties has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such Fund as of such date, and there are no known contingent liabilities of such Fund as of such date not disclosed therein.

3.10 No Adverse Changes. Each Fund represents and warrants that since September 30, 2021, there has been no material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other parties (for the purposes of this paragraph, a decline in net asset value per share of a Fund shall not constitute a material adverse change).

3.11 Proxy Statement. Each Fund represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such Fund) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such Fund or omit to state a material fact required to be stated therein with respect to such Fund or necessary to make the statements therein with respect to such Fund, in light of the circumstances under which such statements were made, not materially misleading.

3.12 Tax Distributions of the Acquired Fund. The Acquired Fund shall have distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquired Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, that has accrued or been recognized, respectively, through the Closing Date such that for each taxable year ending on or prior to the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending prior to the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

3.13 Tax Distributions of the Acquiring Fund. The Acquiring Fund has distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquiring Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, such that, for each taxable year ending on or prior to the Closing Date, the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending on or before the Closing Date, the Acquiring Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending on or prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

Article 4

Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each Fund shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholder Meeting. The Acquired Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization contemplated by this Agreement.

4.3 Preparation of Combined Prospectus and Proxy Statement. The Acquiring Fund shall prepare and file a combined prospectus and proxy statement with respect to the Reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to all parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of the Acquired Fund as promptly as thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, AXS shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Acquired Fund shall bear the costs and expenses associated with the sale of any of its portfolio securities executed in order to facilitate the Reorganization. The costs and expenses to be borne by AXS include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) any costs associated with meetings of the Funds’ Board of Trustees relating to the transactions contemplated herein; and (h) any additional costs that AXS may separately agree to in writing. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by another party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 Acquired Fund Liabilities. The Acquired Fund will use its best efforts to discharge all of its financial liabilities and obligations prior to the Closing Date.

Article 5

Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if

a) any party shall have breached any material provision of this Agreement; or

b) circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable; or

c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2 Effect of Termination. In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of any party to the other parties.

5.3  Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

5.4 Waiver. At any time prior to the Closing Date, unless otherwise noted in this Agreement, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of either Fund.

Article 6

General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as none of the trustees, officers, agents and shareholders of the Trust, the Acquiring Fund and the Acquired Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund or Acquired Fund. Any liability under this Agreement with respect to the Acquired Fund or Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund or Acquiring Fund, shall be discharged only out of the assets of the Acquired Fund or Acquiring Fund, respectively, and no other series of the Trust shall be liable with respect thereto.

6.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

6.5 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to any party at:

Investment Managers Series Trust II

235 West Galena Street

Milwaukee, Wisconsin 53212

Attn: Rita Dam

with a copy to:

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626-7653

Attn: Laurie Dee

*** Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST II

on behalf of the AXS Managed Futures Strategy Fund

By:

Name:	Terrance P. Gallagher

Title:	President

INVESTMENT MANAGERS SERIES TRUST II

on behalf of the AXS Chesapeake Strategy Fund

By:

Name:	Rita Dam

Title:	Treasurer

AXS INVESTMENTS LLC

solely with respect to Section 4.4

By:

Name:

Title:

 APPENDIX B - PRINCIPAL RISKS OF THE FUNDS

The following is a discussion of the principal risks that apply to investments in the Funds. Please see the “Comparison of Principal Risks” discussion for a list of risks applicable to each Fund.

Market risk (Both Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Managed futures strategy/commodities risk (Acquired Fund). Exposure to the commodities markets (including financial futures markets) through direct or indirect investments in Managed Futures Programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts and the performance of a Managed Futures Program may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, commodity index volatility, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. The performance-based fees paid to the CTA’s may create an incentive for the CTAs to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. A CTA with positive performance may receive performance-based compensation from the Trading Company, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

Derivatives risk (Both Funds). Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Counterparty risk (Both Funds). The derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or Trading Company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Sub-advisor strategy risk (Acquiring Fund). The performance of the Fund’s Futures Portfolio depends primarily on the ability of the Sub-Advisor to anticipate price movements in the relevant markets and underlying derivative instruments and futures and forward contracts. Such price movements may be volatile and may be influenced by, among other things:

●	changes in interest rates;

●	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

●	weather and climate conditions;

●	natural disasters, such as hurricanes;

●	changing supply and demand relationships;

●	changes in balances of payments and trade;

●	U.S. and international rates of inflation and deflation;

●	currency devaluations and revaluations;

●	U.S. and international political and economic events; and

●	changes in philosophies and emotions of various market participants.

The Sub-Advisor’s investment process may not take all of these factors into account. The successful use of futures contracts and other derivatives draws upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations.

The trading decisions of the Sub-Advisor are based in part on mathematical models, which are implemented as automated computer algorithms that the Sub-Advisor has developed over time. The successful operation of the automated computer algorithms on which the Sub-Advisor’s trading decisions are based is reliant upon the Sub-Advisor’s information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Advisor recognizing that fact before substantial losses are incurred. There can be no assurance that the Sub-Advisor will be successful in maintaining effective mathematical models and automated computer algorithms.

There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Commodities risk (Acquiring Fund). Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Equity risk (Acquiring Fund). The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed income securities risk (Both Funds). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign investment risk (Both Funds). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging markets risk (Both Funds). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Credit risk (Both Funds). If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Short sales risk (Both Funds). In connection with a short sale of a security or other instrument (either directly or indirectly through a Managed Futures Program), the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Subsidiary risk (Both Funds). By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax risk (Both Funds). To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

Currency risk (Both Funds). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Government intervention and regulatory changes risk (Both Funds). In response to the global financial crisis that began in 2007, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. If there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Leveraging risk (Both Funds). Certain Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity risk (Both Funds). The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and strategy risk (Acquired Fund). The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. In addition, the profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflations; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of various market participants. A CTA’s trading methods may not take all of these factors into account.

Management and strategy risk (Acquiring Fund). The value of your investment depends on the judgment of the Fund’s Sub-Advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

COVID-19 related market events (Both Funds). The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

ETF and mutual fund risk (Acquired Fund). Investing in ETFs or mutual funds (including other funds managed by the Fund’s advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Volatility risk (Acquiring Fund). The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Indirect fees and expenses risk (Acquired Fund). The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Managed Futures Program in which the Fund or the Subsidiary invest, including brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and, potentially, performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.

LIBOR risk (Both Funds). Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Cybersecurity risk (Both Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

APPENDIX C - MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

AXS Chesapeake Strategy Fund

Investment Objective

The Fund’s investment objective is long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Sub-Advisor uses, or may use, to seek to achieve the Fund’s objective.

Additional Information Relating to the Chesapeake Program

The Chesapeake Program is a long-term trend following program that utilizes robust trading systems across a broadly diversified set of markets with a systematic investment approach, focusing on capital preservation while attempting to provide positive annual returns. By engaging a diversified set of markets and robust trading systems, the Sub-Advisor seeks to maximize the profit in each trade by following its trading models generally without human intervention and regardless of market conditions.

The Sub-Advisor analyzes markets, including price movement, market volatility, open interest, and volume, as a means of predicting buy and sell opportunities and discovering any repeating patterns in past historical prices. The Sub-Advisor analyzes a large number of statistical and mathematical formulas and techniques (based on an extensive proprietary and confidential database of market statistics) to search for patterns in data and to develop, use and monitor trading strategies. The Sub-Advisor places primary emphasis on technical analysis (a method of evaluating an investment opportunity by using charts or computer programs to identify patterns in market data, such as price change, rates of change, and changes in volume of trading, open interest and other statistical indicators, in order to project the direction that a market or the price of an investment will move) in assessing buy and sell opportunities.

Trading decisions implemented in accordance with the Chesapeake Program are based on a combination of the Sub-Advisor’s trading systems, techniques used to predict market directions, trading discretion, judgment and experience and on market opportunities. The Sub-Advisor’s trading methodology is both systematic and strategic. Trading decisions require the exercise of strategic judgment by the Sub-Advisor in evaluating its trading methods that use technical analysis, in their possible modification from time to time, and in their implementation. The Sub-Advisor retains the right to develop and make changes to the Chesapeake Program at its sole discretion. Any such changes will not be deemed to constitute a material change in the Investment Objective or Investment Policy of the relevant Chesapeake Program and may be made without notification to the Fund or the Advisor.

The Fund’s return will be derived principally from changes in the value of securities and derivatives of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets consist principally of securities.

The Sub-Advisor may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

The Fund invests directly or indirectly through the Subsidiary in the global derivatives markets through its exposure to futures contracts, forward contracts and other derivatives to provide exposure to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

To the extent the Fund itself owns futures contracts, forward contracts and derivatives, these instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Sub-Advisor seeks to gain enhanced exposure to a specific asset class through a direct or indirect investment providing leveraged exposure to the class and that investment increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. There is no assurance that the Fund’s leveraged exposure to certain investments will enable the Fund to achieve its investment objective.

The Sub-Advisor expects the Fund’s NAV over short-term periods to be volatile because of the significant use of, either directly or through its Subsidiary, investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions.

Subsidiary. Investments in the Subsidiary, which has the same investment objective as the Fund, are expected to provide the Fund with exposure to futures contracts and commodities markets in a manner consistent with the limitations of the federal tax requirements that apply to the Fund to maintain its qualification as a RIC. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. Please refer to “Tax risks” below and the SAI for more information about the organization and management of the Subsidiary.

As with the Fund, the Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, as with the Fund, the Advisor delegates elements of the management of the Subsidiary’s Futures Portfolio to the Fund’s Sub-Advisor, which also serves as the Subsidiary’s sub-advisor. Under the sub-advisory agreement, the Sub-Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated by the Advisor unless it first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Advisor pays the Sub-Advisor an asset-based fee for its services. The Fund will also bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration, and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of the Fund’s assets and are consolidated into the expenses of the Fund.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Advisor and Sub-Advisor, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Sub-Advisor is a “commodity pool operator” registered with and regulated by the CFTC.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Cash Position. The Fund may not always stay fully invested. For example, when the Sub-Advisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. The Funds may also maintain cash positions in order to remain in compliance with certain regulations or margin requirements.

Principal Risks of Investing in the Fund

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Sub-Advisor strategy risk. The performance of a Fund depends primarily on the ability of the Sub-Advisor to anticipate price movements in the relevant markets and underlying derivative instruments. Such price movements may be volatile and may be influenced by, among other things:

●	changes in interest rates;

●	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

●	weather and climate conditions;

●	natural disasters, such as hurricanes;

●	changing supply and demand relationships;

●	changes in balances of payments and trade;

●	U.S. and international rates of inflation and deflation;

●	currency devaluations and revaluations;

●	U.S. and international political and economic events; and

●	changes in philosophies and emotions of various market participants.

The Sub-Advisor’s investment process may not take all of these factors into account.

The successful use of futures contracts and other derivatives draws upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The trading decisions of the Sub-Advisor are based in part on mathematical models, which are implemented as automated computer algorithms that the Sub-Advisor has developed over time. The successful operation of the automated computer algorithms on which the Sub-Advisor’s trading decisions are based is reliant upon the Sub-Advisor’s information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Advisor recognizing that fact before substantial losses are incurred. There can be no assurance that the Sub-Advisor will be successful in maintaining effective mathematical models and automated computer algorithms.

There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Equity strategy risk. Because the Fund will normally invest a substantial portion of its assets in equity securities and equity-related instruments designed to track the performance of one or more equity indices, the value of the Fund’s portfolio will be affected by changes in the equity markets. At times, the equity markets can be volatile, and prices of equity securities can change drastically. Market risk will affect the Fund’s net asset value, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. Not all equity prices change uniformly or at the same time, and not all equity markets move in the same direction at the same time. In addition, other factors can adversely affect the price of a particular equity security (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Such factors and their affects may not be able to be predicted. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund's portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Sub-Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Sub-Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Option Contracts. The Fund may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Sub-Advisor would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Transactions entered into by the Fund may be executed on various U.S. and foreign exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may cause the Fund to suffer a loss.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Sub-Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Swap Transactions. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Funds may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Funds may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Emerging markets risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund. A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. In addition, there may be restrictions on investments in Chinese companies. For example, the President of the United States recently signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

Volatility risk. Derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund suddenly turn unprofitable. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

Commodities risk. Exposure to the commodities markets (including financial futures markets) may subject a Fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

Counterparty risk. The derivative contracts entered into by the Fund or the Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered predominantly speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. They may be in default or in danger of default as to principal and interest.

Leveraging risk. The use of leverage, such as the use of borrowing and/or entering into derivatives, may magnify the Funds’ gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. To the extent the Fund intends to invest in swaps, it may be difficult or impossible for the Fund to liquidate such investments.

COVID-19 related market events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Subsidiary risk. By investing in its Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject regulation under the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in regulated investment companies. The Fund, however, wholly owns and controls the Subsidiary. Further, the Advisor acts as the investment advisor for the Subsidiary, making it unlikely that the Subsidiary would intentionally take action contrary to the interests of the Fund and its shareholders.

Changes in the laws of the United States, the U.S. states or the Cayman Islands could prevent the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the Subsidiary. If this were to change and the Subsidiary were required to pay Cayman Islands taxes, the investment returns of the Fund would be adversely affected.

Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through its Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income.” To the extent necessary for it to qualify as a regulated investment company, the Fund generally intends to limit its investments in commodities and commodity-linked derivatives to those that it expects will generate qualifying income.

The tax treatment of the Fund’s investment in commodity interests or in its Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity interests and in its Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at the regular corporate rate on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance further limits the Fund’s ability to treat its income from its investments in commodity interests or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income. The Subsidiary will be subject to U.S. federal income tax, at the rate applicable to U.S. corporations, on its net income, if any, that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to its effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities engaged in by a taxpayer for its own account does not constitute the conduct of a trade or business in the United States, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed Treasury regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time, although it is possible that all or a part of the phase out may be delayed. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Government intervention and regulatory changes. In response to the global financial crisis that began in 2007, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. If there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

To the extent that the Advisor is registered as a commodity pool operator or a commodity trading advisor under the CEA, it is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA, the self-regulatory body for futures and swaps firms, with respect to both their own operations and those of the Funds. The CFTC has determined that many of its disclosure and reporting requirements that otherwise apply to registered commodity pools will not apply with respect to commodity pools that are SEC-registered investment companies, like the Funds.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

AXS Investments LLC, a Delaware limited liability company formed in October 2019, which maintains its principal offices at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as the investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is an investment advisor registered with the SEC and provides investment advice to open-end funds.

Subject to the general supervision of the Board, the Advisor is responsible for managing the Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus, and, as applicable, selecting and overseeing the performance of each Sub-Advisor with regard to the management of the respective Fund in accordance with the same.

The Advisor is also responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary, under the same terms, as are provided to the Fund (the “Subsidiary Advisory Agreement”). The Subsidiary Advisory Agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, as with the Fund, the Advisor delegates elements of the management of the Subsidiary’s portfolio to the Fund’s Sub-Advisor, which also serves as the Subsidiary’s sub-advisor. Under the sub-advisory agreement, the Sub-Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund (“Subsidiary Sub-Advisory Agreement”). The Advisor pays the Subsidiary’s Sub-Advisor a fee for its services.

The Advisor has contractually agreed, for so long as the Fund invests in its respective Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in its Subsidiary and may not be terminated by the Advisor unless each first obtains the prior approval of the Board for such termination. The Subsidiary has also entered into separate contracts for the provision of custody, fund accounting, fund administration, and audit services with the same service providers that provide those services to the Fund. The Fund will also bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration, and audit services that its respective Subsidiary receives. The expenses of the Subsidiary are consolidated into the expenses of the Fund. The Subsidiary’s financial statements are consolidated in the Fund’s annual audited financial statements and semi-annual unaudited financial statements which are included in the annual and semi-annual reports, respectively, provided to shareholders.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of the Fund’s average daily net assets, calculated daily and payable twice a month. For the fiscal year ended September 30, 2021, the Advisor received advisory fees, net of fee waivers, as follows:

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets	Advisory Fee (Net of Fee Waivers) As a Percentage of Average Daily Net Assets
AXS Chesapeake Strategy Fund	1.50%*	0.25%
*	Effective upon the completion of the Reorganization, the Advisor has agreed to reduce its annual management fee to 1.45%

Sub-Advisor

Chesapeake Capital Corporation, with its principal place of business at 1721 Summit Avenue, Richmond, Virginia, serves as the Fund’s Sub-Advisor pursuant to a sub-advisory agreement with the Advisor (the “Chesapeake Agreement”). Chesapeake was founded in 1988 and has been a registered investment advisor with the SEC since 2016. Chesapeake is responsible for the day-to-day management of the Chesapeake Strategy Fund’s and the AXS Chesapeake Strategy Fund Limited’s futures portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. Chesapeake manages capital for investment companies, other pooled investment vehicles, pension plans, charitable organizations, state and municipal government entities, and insurance companies, among other clients. Chesapeake is registered with the CFTC as a “commodity pool operator” and “commodity trading advisor.”

The Advisor, not the Fund, compensates the Sub-Advisor with a management fee based on the allocated average daily net assets of the Fund, out of the investment advisory fees it receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory and Sub-Advisory Agreements is available in the Fund’s Semi-Annual Report to Shareholders dated March 31, 2021.

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC which allows AXS to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for the Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for the Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage a Fund or its Subsidiary. Within 90 days after hiring any new sub-advisor, the Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Fund under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s or Subsidiary’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s or Subsidiary’s investment goal, policies and restrictions. Subject to the review by the Board, AXS will: (a) when appropriate, allocate and reallocate the Fund’s or Subsidiary’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Portfolio Managers

Chesapeake (AXS Chesapeake Strategy Fund)

Jerry Parker, Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, are primarily and jointly responsible for the day-to-day management of the Futures Portfolio of the Chesapeake Strategy Fund. Mr. Parker has overseen Chesapeake’s operations and trading since the firm’s inception in 1988. Mr. Parker received a Bachelor of Science degree in Commerce and a minors in Sales specializing in customer segmentation from Salesforce, with an emphasis in Accounting from the University of Virginia in January 1980.

Michael L. Ivie, Director of Research, joined Chesapeake in 1991. Mr. Ivie received a Bachelor of Science degree in Mathematics from Louisiana State University in 1989. Mr. Ivie oversees Chesapeake’s ongoing research efforts.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Funds.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following. This agreement is in effect until December 17, 2023, with respect to the Fund, and it may be terminated before that date only by the Trust's Board of Trustees. If the Reorganization is completed, the Advisor has agreed to continue the expense limitation arrangement for a period of two years following the Reorganization (which is expected to occur on July 22, 2022).

Fund	Expense Cap as percent of the average daily net assets
	Class A	Class C	Class I
AXS Chesapeake Strategy Fund	2.10%	2.85%	1.85%

AXS is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment.

Any reduction in advisory fees or payment of fund expenses made by AXS in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if AXS so requests. Similarly, Equinox is permitted to seek reimbursement from the respective Predecessor Fund, subject to certain limitations, of fees waived or payments made by Equinox to the corresponding Predecessor Fund prior to the reorganization of the Predecessor Fund into the Fund, for a period ending three years after the date of the wavier or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the Predecessor Fund prior to the Reorganization must be approved by the Board. All other reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or fund expenses.

As of September 30, 2021, amounts eligible for recoupment by Equinox from the AXS Chesapeake Strategy Fund was $158,566.

DISTRIBUTION PLAN

Distribution (Rule 12b-1) Fees for Class A and Investor Class Shares

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and Investor Class, as applicable, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares and Investor Class shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares and Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Investor Class shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Distribution and Service (Rule 12b-1) Fees (For Class C Shares)

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class C shares, as applicable. Under the 12b-1 Plan, a Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class C shares and the maintenance of their shareholder accounts.

For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the applicable Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed solely by the Advisor. However, the Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor pays service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A Shares, Investor Class Shares and Class C Shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers the following classes of shares:

●	Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution and shareholder service fees.

●	Class C shares generally incur contingent deferred sales loads (“CDSC”) on any shares sold within 12 months of purchase and are subject to annual distribution and shareholder service fees. Shareholders of a Predecessor Fund who held Class C shares prior to the reorganization of the Predecessor Fund into the corresponding Fund will not be subject to any CDSC.

●	Class I shares are not subject to any sales loads or distribution fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

●	which shares classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A, Class C and Investor Class
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I
All Accounts	$5,000	$0

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A and Class C shares due to different sales charges among the share classes. Please see “Class A Shares – Sales Charge Schedule”, “Class C Shares – Class C Shares Purchase Programs” and “Waivers and Discounts Available from Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares - Sales Charge Schedule

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amounts you invest as shown in the following chart. This means that part of the funds you contribute to the Fund to purchase Fund shares will be used to pay the sales charge.

Your Investment	Front-End Sales Charge As a % Of Offering Price[1]	Front-End Sales Charge As a % Of Net Investment[2]	Dealer Reallowance As a % Of Offering Price
Under $24,999	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	None

[1]	The offering price includes the sales charge.

[2]	Represents the amount of sales charge retained by the selling broker-dealer

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts. When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $25,000 would pay an initial charge of 5.00%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

●	you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

●	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Funds’ website www.axsinvestments.com or you can consult with your financial representative.

Net Asset Value Purchases. Class A shares are available for purchase without a sales charge if you are:

●	reinvesting dividends or distributions;

●	making additional investments for your 401(k) or other retirement or direct accounts;

●	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

●	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see the list of financial intermediaries listed in this Prospectus that have these arrangements);

●	a current Trustee of the Trust; or

●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Funds.

Class C Shares

Class C Shares are designed for retail investors and are available for purchase only through an approved broker-dealer or financial intermediary. Under the 12b-1 Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Fund are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them. Shareholders of the Predecessor Fund who held Class C shares prior to the reorganization of the Predecessor Fund into the Fund will not be subject to any CDSC.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be found on the Fund’s website at www.axsinvestments.com, or obtained by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587), or consulting with your financial advisor.

Class C Shares Purchase Programs

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. As described in this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

As described below, eligible purchasers of Class C Shares may be entitled to the elimination of CDSC. You may be required to provide the Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

●	upon the conversion of Class A Shares into another Class of Shares of the Fund;

●	upon distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners;

●	upon returns of excess contributions; or

●	upon the following types of transactions, provided such withdrawals do not exceed 12% of the account annually:

●	redemptions due to receiving required minimum distributions upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for the waiver); and

●	redemptions through an automatic withdrawal plan (including any dividends and/or capital gain distributions taken in cash).

●	Shareholders of the Predecessor Fund who held Class C shares prior to the reorganization of the Predecessor Fund into the Fund.

Your financial advisor or the Transfer Agent can answer questions and help determine if you are eligible.

Class I Shares

To purchase Class I Shares of the Fund offering Class I shares, you generally must invest at least the minimum set forth in the Minimum Investment table above. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees. Please see “Waivers and Discounts Available From Intermediaries” for additional information.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Funds reserve the right to reinvest the distribution check in your account at the relevant Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Funds at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker-dealer or other financial intermediary

The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Methods of Buying
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Funds’ account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “AXS Funds”

A/C #987 2325 184

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Funds do not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

●    You wish to redeem more than $50,000 worth of shares;

●    When redemption proceeds are sent to any person, address or bank account not on record;

●    If a change of address was received by the Transfer Agent within the last 15 days;

●    If ownership is changed on your account; or

●    When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-833-AXS-ALTS (1-833-297-2587). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Selling (Redeeming) Fund Shares
Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

●    The Fund account number;

●    The name in which his or her account is registered;

●    The Social Security Number or Taxpayer Identification Number under which the account is registered; and

●    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. A Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee	You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of the Funs within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.
Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

●	vary or waive any minimum investment requirement;

●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

●	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

●	reject any purchase or redemption request that does not contain all required documentation; and

●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of the Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A and Class C shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income annually, and the Fund will distribute net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance, including the Predecessor Fund’s financial performance. Certain information reflects financial results for a single Predecessor Fund share. The total return figures represent the percentage that an investor in the Fund and the Predecessor Fund would have earned (or lost) on an investment in the Fund and Predecessor Fund class (assuming reinvestment of all dividends and distributions). The AXS Chesapeake Strategy Fund's financial information for the years ended September 30, 2021, and prior, have been derived from the financial statements audited by RSM US LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements (consolidated financial statements, as applicable), is included in the Fund’s annual report, which is available upon request. The AXS Chesapeake Strategy Fund's financial information for the period ended March 31, 2022 is unaudited and is included in the Fund's semi-annual report, which is available upon request.

AXS Chesapeake Strategy Fund

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

For the Six Months Ended March 31, 2022	For the Year Ended September 30,
(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.21	$9.42	$11.26	$12.54	$11.77	$11.90
Income from Investment Operations:
Net investment income (loss)1	(0.12)	(0.20)	(0.02)	0.03	(0.11)	(0.10)
Net realized and unrealized gain (loss)	1.57	2.99	(1.45)	(1.21)	0.88	(0.03)
Total from investment operations	1.45	2.79	(1.47)	(1.18)	0.77	(0.13)

Less Distributions:
From net investment income	(2.07)	-	(0.37)	(0.05)	-	-
From net realized gain	-	-	-	(0.05)	-	-
Total distributions	(2.07)	-	(0.37)	(0.10)	-	-

Net increase from payment by affiliates (Note 3)	-	-	0.00	2	-	-	-

Net asset value, end of period	$11.59	$12.21	$9.42	$11.26	$12.54	$11.77

Total return3	14.46	%4	29.62%	(13.31)%	(9.40)%	6.54%	(1.09)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,170	$3,799	$3,376	$5,048	$5,799	$1,181

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed5	2.94	%6	3.36%	2.35%	2.24%	2.04%	1.86%
After fees waived and expenses absorbed5	2.10	%6	2.10%	2.12%	2.10%	2.10%	1.42%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.93	)%6	(2.96)%	(0.44)%	0.11%	(0.84)%	(1.32)%
After fees waived and expenses absorbed	(2.09	)%6	(1.70)%	(0.21)%	0.25%	(0.90)%	(0.88)%

Portfolio turnover rate	0	%4	0%	0%	36%	13%	0%

*	Financial information from September 30, 2015 through November 8, 2019 is for the Equinox Chesapeake Strategy Fund, which was reorganized into the AXS Chesapeake Strategy Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.005 per share.
3	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.
4	Not annualized.
5	If reorganizational costs and interest expense had been excluded, the expense ratios would have been lower by 0% for the six months ended March 31, 2022 and 0%, 0.02%, 0%, 0%, and 0% for years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively.
6	Annualized.

AXS Chesapeake Strategy Fund

Class C*

Per share operating performance.

For a capital share outstanding throughout each period.

For the Six Months Ended March 31, 2022	For the Year Ended September 30,
(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.85	$9.21	$10.98	$12.26	$11.59	$11.81
Income from Investment Operations:
Net investment loss1	(0.16)	(0.27)	(0.10)	(0.05)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	1.66	2.91	(1.41)	(1.18)	0.87	(0.03)
Total from investment operations	1.50	2.64	(1.51)	(1.23)	0.67	(0.22)

Less Distributions:
From net investment income	(1.09)	-	(0.26)	-	-	-
From net realized gain	-	-	-	(0.05)	-	-
Total distributions	(1.09)	-	(0.26)	(0.05)	-	-

Net increase from payment by affiliates (Note 3)	-	-	0.00	2	-	-	-

Net asset value, end of period	$12.26	$11.85	$9.21	$10.98	$12.26	$11.59

Total return3	13.99	%4	28.66%	(13.96)%	(10.04)%	5.78%	(1.86)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,354	$271	$309	$592	$931	$514

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed5	3.69	%6	4.11%	3.10%	2.99%	2.81%	2.90%
After fees waived and expenses absorbed5	2.85	%6	2.85%	2.87%	2.85%	2.85%	2.24%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.68	)%6	(3.71)%	(1.19)%	(0.63)%	(1.61)%	(2.34)%
After fees waived and expenses absorbed	(2.84	)%6	(2.45)%	(0.96)%	(0.49)%	(1.65)%	(1.68)%

Portfolio turnover rate	0	%4	0%	0%	36%	13%	0%

*	Financial information from September 30, 2015 through November 8, 2019 is for the Equinox Chesapeake Strategy Fund, which was reorganized into the AXS Chesapeake Strategy Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.005 per share.
3	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	If reorganizational costs and interest expense had been excluded, the expense ratios would have been lower by 0% for the six months ended March 31, 2022 and 0%, 0.02%, 0%, 0%, and 0% for years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively.
6	Annualized.

AXS Chesapeake Strategy Fund

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended March 31, 2022		For the Year Ended September 30,
	(Unaudited)		2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.34		$9.50	$11.35		$12.65	$11.83	$11.93
Income from Investment Operations:
Net investment income (loss)1	(0.11)		(0.17)	-	2	0.05	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.60		3.01	(1.45)		(1.22)	0.90	(0.02)
Total from investment operations	1.49		2.84	(1.45)		(1.17)	0.82	(0.10)

Less Distributions:
From net investment income	(2.10)		-	(0.40)		(0.08)	-	-
From net realized gain	-		-	-		(0.05)	-	-
Total distributions	(2.10)		-	(0.40)		(0.13)	-	-

Net increase from payment by affiliates (Note 3)	-		-	-	2	-	-	-

Net asset value, end of period	$11.73		$12.34	$9.50		$11.35	$12.65	$11.83

Total return3	14.66	%4	29.89%	(13.07)%		(9.23)%	6.93%	(0.84)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,111		$14,723	$11,955		$90,105	$158,876	$51,427

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed5	2.69	%6	3.11%	2.10%		1.98%	1.81%	1.87%
After fees waived and expenses absorbed5	1.85	%6	1.85%	1.87%		1.85%	1.85%	1.24%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.68	)%6	(2.71)%	(0.19)%		0.36%	(0.56)%	(1.31)%
After fees waived and expenses absorbed	(1.84	)%6	(1.45)%	0.04%		0.49%	(0.60)%	(0.68)%

Portfolio turnover rate	0	%4	0%	0%		36%	13%	0%

*	Financial information from September 30, 2015 through November 8, 2019 is for the Equinox Chesapeake Strategy Fund, which was reorganized into the AXS Chesapeake Strategy Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.005 per share.
3	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	If reorganizational costs and interest expense had been excluded, the expense ratios would have been lower by 0% for the six months ended March 31, 2022 and 0%, 0.02%, 0%, 0%, and 0% for years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively.
6	Annualized.

Waivers and Discounts Available from Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

UBS Financial Services, Inc. (“UBS-FS”)

Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the funds’ prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the funds’ prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation, only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through a OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-Shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from an AXS Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C Shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Funds’ prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AXS fund family assets held by accounts within the purchaser’s household at Baird. Eligible AXS fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AXS fund family through Baird, over a 13-month period of time

APPENDIX D – FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The consolidated financial highlights table is intended to help you understand the Acquired Fund’s financial performance for the period of the Fund’s operations. The consolidated financial highlights include the accounts of the Acquired Fund’s Subsidiary. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund for the years ended September 30, 2021, and prior, has been derived from the consolidated financial statements audited by RSM US LLP, an independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, are included in the September 30, 2021 annual report, which is available upon request. The Fund's financial information for the period ended March 31, 2022, is unaudited and is included in the March 31, 2022 semi-annual report, which is available upon request.

AXS Managed Futures Strategy Fund

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

For the Six Months Ended March 31, 2022	For the Year Ended September 30,
(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.78	$6.07	$9.24	$8.08	$8.05	$8.82
Income from Investment Operations:
Net investment income (loss)1	(0.06)	(0.11)	(0.04)	0.02	(0.08)	(0.12)
Net realized and unrealized gain (loss)	(0.17)	(0.18	)2	(2.05)	1.14	0.11	(0.36)
Total from investment operations	(0.23)	(0.29)	(2.09)	1.16	0.03	(0.48)

Less Distributions:
From net investment income	-	-	(1.02)	-	-	(0.11)
From net realized gain	-	-	-	-	-	(0.04)
From return of capital	-	-	(0.06)	-	-	(0.14)
Total distributions	-	-	(1.08)	-	-	(0.29)

Redemption fee proceeds1	-	3	-	3	-	3	-	3	-	3	-	3

Net asset value, end of period	$5.55	$5.78	$6.07	$9.24	$8.08	$8.05

Total return4	(3.98	)%5	(4.78)%	(25.22)%	14.36%	0.37%	(5.67)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,446	$7,220	$13,632	$33,150	$31,434	$72,169

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.08	%6	2.36%	2.02%	1.91%	1.93%	1.97%
After fees waived and expenses absorbed	1.95	%6	1.95%	1.94%	1.94%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(3.08	)%6	(2.14)%	(0.62)%	0.24%	(0.99)%	(1.48)%
After fees waived and expenses absorbed	(1.95	)%6	(1.73)%	(0.54)%	0.21%	(1.01)%	(1.46)%

Portfolio turnover rate	0	%5	0%	15%	11%	75%	78%

*	Financial information from October 1, 2016 through January 24, 2020 is for the Equinox MutualHedge Futures Strategy Fund, which was reorganized into the AXS Managed Futures Strategy Fund as of the close of business on January 24, 2020. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
1	Based on average shares outstanding for the period.
2	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
3	Amount represents less than $0.005 per share.
4	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.
5	Not annualized.
6	Annualized.

AXS Managed Futures Strategy Fund

Class C*

Per share operating performance.

For a capital share outstanding throughout each period.

For the Six Months Ended March 31, 2022	For the Year Ended September 30,
(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.41	$5.73	$8.77	$7.72	$7.75	$8.50
Income from Investment Operations:
Net investment loss1	(0.07)	(0.14)	(0.09)	(0.04)	(0.13)	(0.18)
Net realized and unrealized gain (loss)	(0.16)	(0.18	)2	(1.95)	1.09	0.10	(0.35)
Total from investment operations	(0.23)	(0.32)	(2.04)	1.05	(0.03)	(0.53)

Less Distributions:
From net investment income	-	-	(0.94)	-	-	(0.04)
From net realized gain	-	-	-	-	-	(0.04)
From return of capital	-	-	(0.06)	-	-	(0.14)
Total distributions	-	-	(1.00)	-	-	(0.22)

Redemption fee proceeds1	-	-	3	-	3	-	3	-	3	-	3

Net asset value, end of period	$5.18	$5.41	$5.73	$8.77	$7.72	$7.75

Total return4	(4.25	)%5	(5.58)%	(25.80)%	13.60%	(0.39)%	(6.41)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,679	$6,443	$10,945	$20,892	$27,921	$32,203

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.83	%6	3.11%	2.77%	2.66%	2.68%	2.73%
After fees waived and expenses absorbed	2.70	%6	2.70%	2.69%	2.69%	2.70%	2.70%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.83	)%6	(2.89)%	(1.37)%	(0.51)%	(1.67)%	(2.24)%
After fees waived and expenses absorbed	(2.70	)%6	(2.48)%	(1.29)%	(0.54)%	(1.69)%	(2.21)%

Portfolio turnover rate	0	%5	0%	15%	11%	75%	78%

*	Financial information from October 1, 2016 through January 24, 2020 is for the Equinox MutualHedge Futures Strategy Fund, which was reorganized into the AXS Managed Futures Strategy Fund as of the close of business on January 24, 2020. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
1	Based on average shares outstanding for the period.
2	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
3	Amount represents less than $0.005 per share.
4	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge "(CDSC)" of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the Sales charge was included, total returns would be lower.
5	Not annualized.
6	Annualized.

AXS Managed Futures Strategy Fund

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

For the Six Months Ended March 31, 2022	For the Year Ended September 30,
(Unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.88	$6.16	$9.36	$8.16	$8.12	$8.89
Income from Investment Operations:
Net investment income (loss)1	(0.05)	(0.09)	(0.02)	0.04	(0.05)	(0.10)
Net realized and unrealized gain (loss)	(0.18)	(0.19	)2	(2.08)	1.16	0.09	(0.36)
Total from investment operations	(0.23)	(0.28)	(2.10)	1.20	0.04	(0.46)

Less Distributions:
From net investment income	-	-	(1.04)	-	-	(0.13)
From net realized gain	-	-	-	-	-	(0.04)
From return of capital	-	-	(0.06)	-	-	(0.14)
Total distributions	-	-	(1.10)	-	-	(0.31)

Redemption fee proceeds1	-	3	-	3	-	3	-	3	-	3	-	3

Net asset value, end of period	$5.65	$5.88	$6.16	$9.36	$8.16	$8.12

Total return4	(3.91	)%5	(4.55)%	(25.01)%	14.71%	0.49%	(5.37)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,517	$28,677	$91,638	$200,948	$202,274	$152,690

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.83	%6	2.11%	1.77%	1.66%	1.67%	1.74%
After fees waived and expenses absorbed	1.70	%6	1.70%	1.69%	1.69%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.83	)%6	(1.89)%	(0.37)%	0.49%	(0.59)%	(1.26)%
After fees waived and expenses absorbed	(1.70	)%6	(1.48)%	(0.29)%	0.46%	(0.62)%	(1.22)%

Portfolio turnover rate	0	%5	0%	15%	11%	75%	78%

*	Financial information from October 1, 2016 through January 24, 2020 is for the Equinox MutualHedge Futures Strategy Fund, which was reorganized into the AXS Managed Futures Strategy Fund as of the close of business on January 24, 2020. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
1	Based on average shares outstanding for the period.
2	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
3	Amount represents less than $0.005 per share.
4	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
5	Not annualized.
6	Annualized.

APPENDIX E – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

E-1

Statement of Additional Information

June 28, 2022

Investment Managers Series Trust II

AXS Managed Futures Strategy Fund

235 West Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Statement of Additional Information (“SAI”) of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), is being furnished in connection with the reorganization the AXS Managed Futures Strategy Fund (the “Acquired Fund”) into the AXS Chesapeake Strategy Fund (the “Acquiring Fund”), each a series of the Trust, and it should be read in conjunction with the Information Statement/Prospectus dated June 28, 2022. This SAI is not a prospectus.

This SAI consists of this cover page and the following described documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

●	Prospectus and Statement of Additional Information of the Acquired Fund and Acquiring each dated February 1, 2022, filed via EDGAR on January 31, 2022 (Accession No. 0001398344-22-001357);

●	Annual Report to Shareholders of the Acquired Fund and Acquiring Fund dated September 30, 2021, filed via EDGAR on December 1, 2021 (Accession No. 0001398344-21-023167); and

●	Semi-Annual Report to Shareholders of the Acquired Fund and Acquiring Fund dated March 31, 2022, filed via EDGAR on June 9, 2022 (Accession No. 0001398344-22-011767 ).

Copies of these documents may be obtained, without charge, by writing to the Funds c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, Wisconsin 53212 or by calling the Funds at 1-833-AXS-ALTS (1-833-297-2587).

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

	(a)		Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(b)		Agreement and Declaration of Trust of Registrant dated September 16, 2013 is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

		(i)	Amendment to the Amended and Restated Agreement and Declaration of Trust of Registrant dated October 20, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 227 filed with the Commission on October 28, 2020.

(2)	By-Laws:

	(a)		Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization:

	(a)		Form of Agreement and Plan of Reorganization is filed as Appendix A to Part of this Registration Statement on Form N-14.

(5)			Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Management Agreements:

	(a)		Amended and Restated Investment Advisory Agreement between the Trust and AXS Investments LLC is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 231 filed with the Commission on January 19, 2021.

	(b)		Investment Sub-Advisory Agreement between AXS Investments LLC and Chesapeake Capital Corporation is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 197 filed with the Commission on October 18, 2019.

	(c)		Investment Advisory Agreement between AXS Chesapeake Strategy Fund Limited and AXS Investments LLC dated November 8, 2019 is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 235 filed with the Commission on January 28, 2021.

(7)	Distribution Agreements:

		(a)	Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

		(b)	Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 filed with the Commission on December 17, 2021.

		(c)	Amendment dated December 17, 2021, to the Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(2)(i) of Post-Effective Amendment No. 277 filed with the Commission on January 31, 2022.

(8)	Not applicable.

(9)	Custody Agreements:

	(a)		Custody Agreement is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

		(i)	Custody Agreement between UMB Bank, N.A. and each AXS Chesapeake Strategy Fund Limited is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 235 filed with the Commission on January 28, 2021.

(10)	Distribution Plan and Rule 18f-3 Plan:

	(a)		Amended and Restated Distribution (Rule 12b-1) Plan is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 232 filed with the Commission on January 25, 2021

	(b)		Multiple Class Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 232 filed with the Commission on January 25, 2021.

	(c)		Amended and Restated Shareholder Service Plan is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 188 filed with the Commission on May 22, 2019.

(11)	Opinion of Counsel:

	(a)		Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference to Exhibit 16.11(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on May 11, 2022.

(12)	Form of opinion as to tax matters and consent is incorporated herein by reference to Exhibit 16.12(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on May 11, 2022.

(13)	Other Material Contracts

	(a)	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(b)	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(c)	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(d)	Amended and Restated Operating Expense Limitation Agreement is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 231 filed with the Commission on January 19, 2021.

	(e)	Administration Fund Accounting and Recordkeeping Agreement between AXS Chesapeake Strategy Fund Limited and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 235 filed with the Commission on January 28, 2021.

(14)	Other Opinions:

	(a)	Consent of RSM US LLP –filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney:

	(a)	Powers of Attorney is incorporated herein by reference to Exhibit 16.16(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on May 11, 2022.

(17)	Proxy Card – Not applicable.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 27th day of June 2022.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 27th day of June 2022 by the following persons in the capacities indicated below.

Signature		Title

/s/ Thomas Knipper
Thomas Knipper		Trustee

/s/ Kathleen K. Shkuda
Kathleen K. Shkuda		Trustee

/s/ Larry D. Tashjian
Larry D. Tashjian		Trustee

/s/ John P. Zader
John P. Zader		Trustee

/s/ Eric M. Banhazl
Eric M. Banhazl		Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher		Trustee, President and Principal Executive Officer
/s/ Rita Dam
Rita Dam		Treasurer and Principal Financial Officer

†By:	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney

previously filed on May 11, 2022.

Exhibit Index

Consent of RSM US LLP	EX-16.14(a)